Filed Pursuant to Rule 497
Registration File No. 333-135690

PROSPECTUS

12,201,371 Shares
Morgan Stanley China A Share Fund, Inc.
COMMON STOCK

Morgan Stanley China A Share Fund, Inc. (the ‘‘Fund’’) is offering 12,201,371 shares of common stock. This is the initial public offering of the Fund’s shares of common stock and no public market exists for its common stock.

Investment Objective.    The Fund is a newly organized, non-diversified, closed-end management investment company. The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest, up to 15% of its net assets, in warrants, structured investments or other Strategic Transactions (as defined under ‘‘Prospectus Summary—The Fund's Investments’’) in order to maintain exposure of at least 80% of its assets to the A-share market. The Fund is the first U.S. registered investment company that will invest principally in China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, shares (‘‘H-shares’’) of companies incorporated in mainland China and listed on The Stock Exchange of Hong Kong Limited (the ‘‘Hong Kong Stock Exchange’’), shares of companies (‘‘Red Chip companies’’) with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Stock Exchange of Singapore (the ‘‘Singapore Stock Exchange’’) or other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, Strategic Transactions, common stocks, bonds, convertible securities, money market and other short-term debt securities and cash equivalents. For purposes of the Fund’s policies, ‘‘China’’ means the People’s Republic of China, which includes Hong Kong, and a ‘‘China-related’’ company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. See ‘‘Appendix A—Geographic, Political and Economic Developments in the People's Republic of China.’’ There can be no assurance that the Fund’s investment objective will be achieved.

No Prior History.    Because the Fund is newly organized, its shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount to their net asset value. This risk may be greater for investors expecting to sell their shares in a relatively short period after completion of this public offering. The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘CAF.’’

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Investment in the Fund’s common shares involves certain risks that are not typically associated with investments in securities of U.S. issuers, arising in part from the Fund’s investments in securities of Chinese companies. Before buying any of the Fund’s common shares, you should read the discussion of the material risks of investing in the Fund in ‘‘Principal Risks of the Fund’’ beginning on page 38 of this prospectus. Certain of the risks are summarized in ‘‘Prospectus Summary—Principal Risks of the Fund’’ beginning on page 7.

PRICE $20.00 A SHARE

	Price to Public	Sales Load	Estimated Offering Expenses	Proceeds to the Fund
Per Share	$20.00	$0.90	$0.04	$19.06
Total	$244,027,420	$10,981,234	$488,055	$232,558,131

The Fund has granted the underwriter an option to purchase up to 915,102 additional common shares at the price to public, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any. If such option is exercised in full, the total price to public, sales load, estimated offering expenses and proceeds to the Fund will be $262,329,460, $11,804,826, $524,659 and $249,999,975, respectively. See ‘‘Underwriter’’ on page 86.

Morgan Stanley Investment Management Inc., the Fund’s investment adviser, will pay a marketing and structuring fee to Morgan Stanley & Co. Incorporated calculated at 1.25% of the aggregate price to public of the common shares sold by Morgan Stanley & Co. Incorporated, including over-allotted shares. This fee is not reflected under estimated offering expenses in the table above. See ‘‘Underwriter—Additional Compensation to Be Paid by the Adviser to the Underwriter.’’

The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s common shares sold in this offering. Morgan Stanley Investment Management Inc. has agreed to pay (i) all organizational expenses of the Fund and (ii) such offering expenses of the Fund (other than the sales load) to the extent that they exceed $0.04 per share of the Fund’s common shares. The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000 (including amounts to be paid by Morgan Stanley Investment Management Inc.). Proceeds to the Fund are calculated after expenses.

The Securities and Exchange Commission and state securities regulators have not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Morgan Stanley & Co. Incorporated expects to deliver the common shares to purchasers on or about October 3, 2006.

MORGAN STANLEY

September 27, 2006

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Investment Adviser.    The Fund’s investment adviser is Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’). Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

Risks of Investing in Chinese Companies.     An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A-share market than for Chinese securities markets generally. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies. See ‘‘Principal Risks of the Fund.’’

The information set forth in this prospectus regarding China, its economy, and the Shanghai, Shenzhen, Hong Kong and Singapore Stock Exchanges has been extracted from various government and private publications. The Fund and its Board of Directors have not attempted to verify the statistical information presented in this prospectus. In this prospectus, unless otherwise specified, all references to ‘‘U.S. dollars,’’ ‘‘US$’’ or ‘‘$’’ are to United States dollars, to ‘‘RMB’’ or ‘‘renminbi’’ are to Chinese renminbi and to ‘‘H.K. dollars’’ or ‘‘HK$’’ are to Hong Kong dollars. On September 25, 2006, the exchange rates published in The Wall Street Journal were RMB7.9170 = US$1.00 and HK$7.7835 = US$1.00 and, unless otherwise specified, all renminbi and H.K. dollar amounts have been converted to U.S. dollars at such exchange rates. No representation is made that the renminbi, H.K. dollar or U.S. dollar amounts in this prospectus could have been or could be converted into renminbi, H.K. dollars or U.S. dollars, as the case may be, at any particular rate or at all.

Certain numbers and percentages have been rounded for ease of presentation, which may result in amounts not totaling precisely.

Please read this prospectus carefully before deciding whether to invest and retain it for future reference. Information required to be in the Fund’s Statement of Additional Information is found in this prospectus. It sets forth concisely the information about the Fund that a prospective investor ought to know before investing in the Fund. Copies of the Fund’s annual and semi-annual reports, when available, may be obtained upon request, without charge, by calling (800) 231-2608 and also will be made available on the Fund’s website at www.morganstanley.com. You may also call this toll-free telephone number to request other information about the Fund or to make stockholder inquiries. Information on, or accessible through, the Fund’s website is not a part of, and is not incorporated into, this prospectus. The Securities and Exchange Commission maintains an internet website (www.sec.gov) that contains other information regarding the Fund.

The Fund’s common shares do not represent a deposit or obligation of, and are not guaranteed by or endorsed by, any bank or other insured depositary institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

No dealer, salesperson or other person is authorized to give any information or to represent anything not contained in this prospectus. You must not rely on any unauthorized information or representations not contained in this prospectus as if the Fund had authorized it. The Fund is offering to sell, and seeking offers to buy, shares of its common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or any sale of common shares. The Fund will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any material changes subsequent to the date of this prospectus.

Until October 22, 2006 (25 days after the commencement of this offering), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriter and with respect to their unsold allotments or subscriptions.

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in the Fund’s common stock. You should review the more detailed information contained in this prospectus. In particular, you should carefully read the risks of investing in the common stock, as discussed under ‘‘Principal Risks of the Fund.’’

The Fund	Morgan Stanley China A Share Fund, Inc. is a newly organized, non-diversified, closed-end management investment company. Throughout this prospectus, the Morgan Stanley China A Share Fund, Inc. is referred to simply as the ‘‘Fund’’ or as ‘‘we,’’ ‘‘us’’ or ‘‘our.’’ See ‘‘The Fund.’’

The Offering	The Fund is offering 12,201,371 shares of its common stock at $20.00 per share through Morgan Stanley & Co. Incorporated, as underwriter. The shares of common stock are called ‘‘common shares’’ in the rest of this prospectus. You must purchase at least 100 common shares ($2,000) in order to participate in this offering. The Fund has given the underwriter an option to purchase up to 915,102 additional common shares to cover over-allotments, if any. The Adviser has agreed to pay (i) all organizational expenses of the Fund and (ii) offering expenses (other than sales load) that exceed $0.04 per common share. See ‘‘Underwriter.’’

Investment Objective and Policies	The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest, up to 15% of its net assets, in warrants, structured investments or other Strategic Transactions (as defined under ‘‘Prospectus Summary—The Fund's Investments’’). These investments will be deemed to be counted toward the Fund's 80% policy to the extent that these investments are linked to the performance of China A-shares. The Fund is the first U.S. registered investment company that will invest principally in China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange and other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, Strategic Transactions, common stocks, bonds, convertible securities, money market and other short-term debt securities and cash equivalents. For purposes of the Fund’s policies, ‘‘China’’ means the People’s Republic of China, which includes Hong Kong, and a ‘‘China-related’’ company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. The Fund’s investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified of any changes. There can be no assurance that the Fund’s investment objective will be achieved. See ‘‘The Fund’s Investments—Investment Objective and Policies.’’

Quotas for Investments in China	Currently, the equity of listed companies in mainland China seeking both domestic and foreign capital includes A-shares denominated and traded in renminbi and B-shares denominated in renminbi but traded in either U.S. dollars or Hong Kong dollars. As of July 31, 2006, only 86 companies listed on the Shanghai and Shenzhen Stock Exchanges had both A-shares and B-shares in issue. Some Chinese companies issue shares that are listed on the Hong Kong Stock Exchange (‘‘H-shares’’). Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, investment regulations promulgated by the China Securities Regulatory Commission (‘‘CSRC’’) came into effect, which were replaced by updated investment regulations which came into effect on September 1, 2006 (the ‘‘Investment Regulations’’), that provided a legal framework for certain qualified foreign institutional investors (‘‘QFIIs’’), including certain fund management institutions, insurance companies, securities companies and other asset management institutions, to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by the Chinese State Administration of Foreign Exchange (‘‘SAFE’’) to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, securities investment funds, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds).

The CSRC grants QFII licenses to certain fund management institutions, insurance companies, securities companies and other asset management institutions for investing in Chinese securities markets. Investment companies are not currently within the types of companies that may be granted a QFII license. The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the ‘‘A-share Quota’’). Since the Fund will not satisfy the criteria to qualify as a QFII itself, in order for the Fund to invest in China A-shares, it must do so via the Adviser's A-share Quota. Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund, can currently be received by the China Securities Depository and Clearing Corporation Limited (‘‘CDSCC’’) as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund will obtain a legal opinion from the Fund's Chinese counsel confirming that, as a matter of Chinese law, the Adviser as QFII will have no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the

Fund's assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. See ‘‘Principal Risks of the Fund—Custody Risks of Investing in A-shares.’’

Initially substantially all investments by the Fund in China are intended to be made and held through the A-share Quota. Potential investors should note that there is no guarantee that the Adviser will continue to benefit from the A-share Quota. See ‘‘Principal Risks of the Fund—Risks Associated with Investments in Chinese Companies.’’

Current regulations do not permit the increase of the amount of the A-share Quota. In order for the Fund to be able to invest more than the amount of the A-share Quota in China A-shares, the Adviser would need to submit a new application and be approved. In addition, the A-share Quota may be reduced or revoked at any time. The A-share Quota will be made available exclusively to the Fund.

The Fund’s Investments	The Fund intends to invest its assets over a broad spectrum of the Chinese economy. The Fund will use a bottom-up fundamental analysis of companies, seeking to identify issuers with strong earnings and cash flow growth potential and good quality of management. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest 25% or more of its assets in any one industry.

The Chinese Securities Markets. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. As of September 5, 2006, 1,356 companies issued A-shares and 109 companies issued B-shares. As of July 31, 2006, only 86 companies issued both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock

Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE and principal invested pursuant to the A-share Quota may not be repatriated for at least three years. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by the updated Investment Regulations which came into effect on September 1, 2006, that provided a legal framework for certain QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. See ‘‘The Fund's Investments—Quotas for Investments in China.’’ B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic investors who trade through legal foreign currency accounts. See ‘‘Appendix A—Geographical, Political and Economic Developments in the People's Republic of China.’’

China A-Shares. The Fund intends to invest principally in companies incorporated in mainland China that are traded in the A-share markets. The prices of A-shares are quoted in renminbi, and currently only Chinese domestic investors and QFIIs are allowed to trade A-shares. The China A-share market covers both the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its A-share Quota. There is no guarantee that the A-share Quota will not be modified in the future.

In the event that the offering closes before October 16, 2006, the date that the Fund begins investing in China A-shares could be later than October 16, 2006.

Strategic Transactions. The Fund may invest, up to 15% of its net assets, in warrants, structured investments or various other strategic investment transactions described below (‘‘Strategic Transactions’’) to gain exposure to the A-share market. The Fund may also use Strategic Transactions, which may or may not be China-related, to equitize cash, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund's investment objective of capital growth, no assurance can be given that the use of these transactions will achieve this result. To the extent that the Strategic Transactions are not linked to the performance of China A-shares, they will not be counted toward the 80% policy described under ‘‘—Investment Objective and Policies.’’

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be China-related, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See ‘‘Principal Risks of the Fund—Risks of Engaging in Strategic Transactions’’ for a description of the risks involved in using Strategic Transactions.

The Fund may invest its remaining assets in the following:

China B-Shares. The Fund may invest in shares of companies incorporated in mainland China that are traded in the mainland B-share markets. Unlike prices in the A-share market, the prices of B-shares are quoted in foreign currencies. The B-share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B-share market opened to Chinese domestic investors as well. However, Chinese domestic investors must trade with legal foreign currency accounts. The China B-share market is composed of the Shanghai Stock Exchange (which settles in U.S. dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B-share market is generally smaller, less liquid and has a smaller issuer base than the China A-share market. As of September 5, 2006, the China B-share market had approximately 109 issuers and a market capitalization of approximately RMB89 billion. The issuers that compose the B-share market include a broad range of companies, including companies with large, medium and small capitalizations.

China H-Shares. The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. H-shares are issued by companies incorporated in mainland China, and must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-shares may be traded by foreigners and are often the vehicle for extending a Chinese privatization to foreign investors.

Red Chip Companies. The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Red Chip companies often have a majority of their business operations in mainland China. Red Chip shares may also be traded by foreigners.

China-Related Companies. The Fund may invest in shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. A ‘‘China-related’’ company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China.

Other Investment Companies. The Fund may invest in securities of other open- and closed-end investment companies, which may or may not be China-related, subject to applicable limitations under the Investment Company Act of 1940, as amended (the ‘‘Investment Company Act’’), and under the relevant laws and regulations in other jurisdictions. The Fund's investments in other investment companies will be counted towards the Fund's 80% policy, described under ‘‘—Investment Objective and Policies,’’ to the extent that such other investment companies are linked to the performance of China A-shares.

Short-Term Investments. The Fund may also invest in money market and other short-term debt securities and cash equivalents, which may be denominated in renminbi.

See ‘‘The Fund’s Investments—Portfolio Composition’’ for a further description of the composition of the Fund’s portfolio.

Investment Adviser, Sub-Adviser and Administrator	The investment adviser to the Fund is Morgan Stanley Investment Management Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley & Co. Incorporated, the underwriter, is also a wholly-owned subsidiary of Morgan Stanley. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

Morgan Stanley Investment Management Inc. will provide certain day-to-day investment management services to the Fund. Under the Investment Advisory Agreement, the Adviser will receive an annual fee, payable monthly, in an amount equal to 1.50% of the Fund’s average weekly net assets. The Adviser is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the ‘‘Advisers Act’’). As of June 30, 2006, the Adviser, together with its affiliated asset management companies, had approximately US$437.8 billion in assets under management. See ‘‘Management of the Fund.’’

Morgan Stanley Investment Management Company (the ‘‘Sub-Adviser’’) provides sub-advisory services to the Fund under the terms of a Sub-Advisory Agreement with the Adviser.

Morgan Stanley Investment Management Inc. will also serve as administrator (the ‘‘Administrator’’) to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the annual administrative fee, payable monthly, is 0.08% of the Fund’s average daily net assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Distributions	The Fund intends to distribute to stockholders annually all or substantially all of its investment company taxable income and net capital gain, subject to compliance with the investment and repatriation restrictions imposed by the CSRC and SAFE. Unless the Fund is otherwise instructed in writing in the manner described under ‘‘Dividends and Distributions; Dividend Reinvestment Plan,’’ stockholders are presumed to have elected to have all distributions automatically reinvested in common shares of the Fund.

Net realized profits from the Fund’s investment activities in China for any fiscal year may only be distributed to stockholders following completion of an audit of the Adviser's activities relating to its A-share Quota by an independent Chinese auditor for such period, and following payment by the Fund of all applicable taxes. The audit performed by the Chinese auditor is solely to determine the amount of the Fund's net realized profits that may be repatriated. Such audit is separate and independent from the audit of the Fund's financial statements by its independent registered public accounting firm in accordance with U.S. generally accepted accounting principles (‘‘GAAP’’). All transfers and repatriations require the approval of SAFE. If the Adviser, as the QFII, needs to purchase foreign currency with renminbi for remitting the net realized after-tax profit, it shall apply to SAFE by presenting the requisite application documents and SAFE is required to make a decision within 15 business days after it receives a complete application. However, the Fund reserves the right not to pay any dividends, or to delay the payment thereof in the event that the Adviser is not satisfied that it can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan’’ and ‘‘Tax Matters—U.S. Federal Income Taxes.’’

Principal Risks of the Fund	You should carefully consider the following factors, as well as the other information in this prospectus, before making an investment in the Fund.

Risks Associated with Investments in Chinese Companies

The Fund is the first U.S. registered investment company that will invest principally in China A-shares. An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

Despite the fact that investments in Chinese companies may present risks often associated with investments in emerging-market countries, China may be entering into a maturing economic phase and investments in Chinese companies may therefore not present the same opportunities for capital appreciation as investments in other emerging-market economies.

See ‘‘Appendix A—Geographic, Political and Economic Developments in the People’s Republic of China’’ for more information on China, including its economy and stock and foreign exchange markets.

Political and Economic Factors. The laws, regulations, including the Investment Regulations allowing QFIIs to invest in China A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Since 1949, the People’s Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. We cannot assure you, however, that such growth will be sustained in the future. Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation. Economic growth in China has also historically been accompanied by periods of high inflation. Recently, the Chinese government has implemented various measures to control inflation, tightening the money supply by raising interest rates. If these measures do not succeed, and if inflation were to worsen, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Tax Changes. The Chinese system of taxation is not as well settled as that of the United States. Changes in the Chinese tax system may have retroactive effects. For example, the Fund intends to distribute to stockholders annually all or substantially all of its investment company taxable income and net capital gain. However, the Fund will create a reserve account with respect to earnings on certain investments in China that are not currently subject to withholding tax, but are expected to become subject to withholding tax on a retroactive basis. There is no guarantee that the amount held in the reserve account will be enough to cover the amount of any retroactive withholding tax. In that event, the Fund may have to liquidate a portion of its portfolio to pay taxes, and the Fund's returns would be lower than anticipated.

Nationalization and Expropriation. After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Hong Kong Policy. As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Investments in Emerging Markets. Investments in non-U.S. issuers could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Chinese Securities Markets. The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available Disclosure About Chinese Companies. Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP.

Chinese Corporate and Securities Law. The Fund’s rights with respect to its investments generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund.

It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investments in A-Shares. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic investors who trade through legal foreign currency accounts. See ‘‘Appendix A—Geographical, Political and Economic Developments in the People's Republic of China.’’

Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect that provided a legal framework for QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, securities investment funds, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds). As of July 26, 2006, the CSRC had granted licenses to QFIIs to invest up to US$7.495 billion in A-shares and other permitted securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the Adviser will continue to benefit from the A-share Quota if the A-share Quota is reduced or eliminated by the CSRC or SAFE at some point in the future. See ‘‘Principal Risks of the Fund—Risks Associated with Investments in Chinese Companies.’’ The Fund cannot predict what would occur if the Adviser's A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions. Investments by the Fund in A-shares and other Chinese financial instruments regulated by the CSRC and SAFE, including Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest. The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions may negatively affect the Fund's ability to achieve its investment objective.

The Adviser will be required to remit the entire investment principal for its A-share Quota into a local sub-custodian account within such time period as specified by SAFE after the Adviser obtains a foreign exchange registration certificate from SAFE, the Chinese government agency responsible for foreign exchange administration. Once remitted, investment capital may not be repatriated for a minimum of three years. There is no guarantee that SAFE will not extend this three-year period, based on the Chinese government's requirements for balancing the foreign exchange income and expenditure or otherwise. Net realized profits for any financial year of the Fund may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. If the Adviser, as the QFII, needs to purchase foreign currency with renminbi for remitting the net realized after-tax profit, it shall apply to SAFE by presenting the requisite application documents and SAFE is required to make a decision within 15 business days after it receives a complete application.

To the extent the Fund does not distribute all of its net capital gain in a given year, requiring it to pay U.S. federal income tax on the retained gain, the Fund may elect to treat such capital gains as having been distributed to stockholders. In that case, stockholders of record on the last day of the Fund's taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund. See ‘‘—Risk of Loss of Favorable U.S. Tax Treatment’’ below.

Risk of Loss of Favorable U.S. Tax Treatment. The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund does not receive approval from SAFE to repatriate funds on a timely basis, it will be unable to distribute 90% of its taxable income and therefore would not qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the U.S. Internal Revenue Code of 1986, as amended (the ‘‘Code’’). In that case, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits. See ‘‘Tax Matters.’’

Foreign Exchange Control. The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from renminbi. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. Chinese companies must receive approval from the Chinese government before investing in capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Investment Regulations. The Investment Regulations under which the Fund will invest in China and which regulate repatriation and currency conversion are new. The application and interpretation of those Investment Regulations are therefore untested and there is no certainty as to how they will be applied. In addition, those Investment Regulations give CSRC and SAFE wide discretion and there is no precedent or certainty as to how this discretion may be exercised, either now or in the future. The A-share Quota is subject to review from time to time by the CSRC and SAFE and may be reduced or eliminated entirely. The Fund cannot predict what would occur if the Adviser's A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

Custody Risks of Investing in A-shares. A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the CDSCC. Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund can currently be received by the CDSCC as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund will pay the cost of the account. The Adviser may not use the account for any other purpose than for maintaining the Fund's assets. The Fund will obtain a legal opinion from the Fund's Chinese counsel, TianYuan Law Firm, Beijing, China, confirming that, as a matter of Chinese law, the Adviser as QFII will have no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert, contrary to the legal opinion referred to above, that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Adviser could seize assets of the Fund. In addition, in the absence of any consent to service of process by the Fund's Chinese counsel, it may be difficult for investors to have any legal recourse against such counsel in connection with its legal opinion.

Use of up to Three QFII Brokers per Exchange. Regulations recently adopted by the CSRC and SAFE under which the Fund will invest in China specify that all securities traded by the Adviser, as a QFII, on behalf of the Fund must be executed through one of three specified brokers per exchange. Prior to the adoption of these regulations, QFIIs were required to execute trades of securities through a single specified broker for each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. However, the recently adopted measures have not yet been implemented by either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and it is uncertain when these measures will be implemented or whether they will be effectuated in an efficient manner. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers.

Foreign Currency Considerations. The Fund’s assets will be invested primarily in the equity securities of issuers in China and Hong Kong and the income received by the Fund will be principally in renminbi. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the renminbi falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the renminbi to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan’’ and ‘‘Tax Matters.’’ The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and renminbi. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Issuers of B-shares and H-shares pay dividends in U.S. or Hong Kong dollars. Their ability to pay dividends in dollars is dependent on their ability to generate sufficient revenues in dollars or currencies freely convertible to dollars. The conversion of revenues earned domestically in renminbi may be done by the issuers at commercial banks permitted to conduct foreign exchange businesses in China or through the China Foreign Exchange Trading Center’s interbank market, and is subject to the restrictions of SAFE. Under some circumstances, this may prevent the issuer from being able to promptly distribute dividends.

Currently, there is no market in which the Fund may engage in hedging transactions to minimize renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available at any time in the future. In the event that in the future it becomes possible to hedge renminbi currency risk, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Other Principal Risks of the Fund

No Operating History. The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Net Asset Value Discount. Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund's shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Common Shares.’’

Non-Diversification. The Fund is classified as a ‘‘non-diversified’’ investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Tax Matters.’’

Investment Risk. You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Common Stock Risk. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Risks of Investing in Other Investment Companies. The Fund may acquire shares in other investment companies including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Risks of Engaging in Strategic Transactions. Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. When investing in structured investments, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon, and the value of the Fund’s forwards, futures contracts and options thereon may equal 100% of the Fund’s total assets. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See ‘‘The Fund’s Investments—Strategic Transactions.’’

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Fixed-Income Securities Risk. The Fund may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as ‘‘junk bonds’’) and may invest in unrated fixed income securities. Fixed-income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including zero coupon securities), Chinese government bonds, mortgage-backed securities, including collateralized mortgage obligations, corporate and other types of bonds (both investment and non-investment grade) and commercial paper. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities Risk. The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

The Fund may invest in convertible securities rated below investment grade. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Purchasing Securities in Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in other funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some issuers making initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these issuers may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Inflation Risk. Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares.

Reinvestment Risk. The Fund’s income could decrease if the Fund were to invest the proceeds from matured, traded or prepaid securities at market interest rates that are below the interest rates on those previously held securities. In situations where prevailing interest rates were to decline, issuers of securities may prepay or ‘‘call’’ their securities before their maturity dates and the Fund then may only be able to invest the proceeds in securities bearing lower interest rates, which may decrease the level of income that the Fund may distribute to stockholders and could lead to reduced overall returns on the Fund’s shares.

Risks Associated with Borrowing. While the Fund does not currently intend to leverage its investments through borrowings, it is authorized to borrow money to the extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder, or by an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act. The Fund may borrow for investment purposes or to make distributions to stockholders to the extent necessary to qualify as a regulated investment company. Borrowing increases exposure to risks, including the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio that does not borrow; the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares; and the effect of borrowing in a declining market, which is likely to cause a greater decline in the net asset value of the common shares, which may result in a greater decline in the market price of the common shares.

Adviser Risk. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Certain Affiliations. Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk. The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions. The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

Listing	The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘CAF.’’

Fund Custodian and Sub-Custodian	J.P. Morgan Investor Services Co. will provide fund accounting and other services pursuant to a sub-administration agreement with the Administrator and will receive compensation from the Administrator for these services.

JPMorgan Chase Bank, N.A. will serve as custodian (the ‘‘Custodian’’) for the Fund. The Hongkong and Shanghai Banking Corporation China (‘‘HSBC’’) will serve as the Fund’s sub-custodian in China. See ‘‘Custodian and Sub-Custodian.’’

Transfer Agent	Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, ‘‘Computershare’’) will serve together as the Fund’s transfer agent. See ‘‘Dividend Paying Agent, Transfer Agent and Registrar.’’

SUMMARY OF FUND EXPENSES

The expenses in the table below assume the Fund’s issuance of common shares, and the table shows Fund expenses as a percentage of net assets attributable to common shares.

Stockholder Transaction Expenses	Percentage of Offering Price
Sales load paid by you	4.50%
Offering expenses borne by the Fund	0.20	%(1)
Dividend reinvestment plan fees	None

Annual Expenses	Percentage of Net Assets Attributable to Common Shares
Advisory fees(2)	1.50%
Other expenses(1)(3)	0.40%
Total annual expenses	1.90%

Example

As required by relevant Securities and Exchange Commission regulations, the following example illustrates the expenses (including the sales load of $45 and estimated offering expenses of this offering of $2) that you would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 1.90% of net assets attributable to common shares and (ii) a 5% annual return(*):

	1 Year	3 Years	5 Years	10 Years
Total expenses incurred	$65	$104	$145	$259

The purpose of the table and the example is to assist prospective investors in understanding the costs and expenses that an investor in the Fund will bear directly or indirectly. The expenses shown in the table and example above are based on estimated amounts through the end of the Fund’s first fiscal year of operations, unless otherwise indicated, and assume that the Fund issues approximately 12,201,371 common shares. If the Fund issues fewer common shares, all other things being equal, these expenses would increase as a percentage of the Fund’s net assets attributable to common shares. See ‘‘Management of the Fund’’ and ‘‘Dividends and Distributions; Dividend Reinvestment Plan.’’

(*)	The Example should not be considered a representation of future expenses or returns. Actual expenses may be higher or lower than those assumed for purposes of the Example. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the Example. The Example assumes that the estimated ‘‘Other Expenses’’ set forth in the Annual Expenses table are accurate, and that all dividends and distributions are reinvested at net asset value.

(1)	The Adviser has agreed to pay all of the Fund’s organizational expenses. The Fund will pay offering costs (other than the sales load) up to an aggregate of $0.04 per share of the Fund’s common shares (0.20% of the offering price) sold in this offering. The Adviser has agreed to pay such offering expenses of the Fund to the extent they exceed $0.04 per share of the Fund’s common shares (0.20% of the offering price). The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000 (including amounts to be paid by the Adviser). Offering costs borne by the Fund will result in a reduction of capital of the Fund attributable to common shares.

(2)	Advisory fees include the advisory fee to be paid to the Adviser and the sub-advisory fee paid to the Sub-Adviser. See ‘‘Management of the Fund—Investment Advisory Agreement; Sub-Advisory Agreement.’’

(3)	Other Expenses have been estimated based on estimated asset levels and expenses for the current fiscal year and includes the administration fee to be paid to the Administrator. See ‘‘Management of the Fund—Investment Advisory Agreement; Sub-Advisory Agreement.’’

THE FUND

The Fund is a newly organized, non-diversified, closed-end management investment company registered under the Investment Company Act. The Fund was organized under the laws of the State of Maryland on July 6, 2006, pursuant to the Fund’s Articles of Incorporation, as amended and restated by the Fund's Articles of Amendment and Restatement filed with the Maryland State Department of Assessments and Taxation on September 5, 2006. The Fund has no operating history. The Fund’s principal office is located at 1221 Avenue of the Americas, New York, NY 10020, and its telephone number is (800) 231-2608.

USE OF PROCEEDS

The net proceeds of this offering of common shares will be approximately $232.6 million ($250.0 million if the underwriter exercises its over-allotment option in full), after payment of the offering costs by the Fund estimated at $488,055, or $524,659 if the underwriter exercises its over-allotment option in full. The Fund will invest the net proceeds of this offering in accordance with the Fund’s investment objective and policies as stated below. The Adviser has agreed to pay the amount by which the offering costs (other than the sales load) exceed $0.04 per share of the Fund’s common shares (0.20% of the offering price). The Adviser has also agreed to pay all of the Fund’s organizational expenses. We currently anticipate that the Fund will be able to invest pursuant to the Fund’s investment objective and policies within approximately six months after the completion of this offering. Pending such investment, it is anticipated that the proceeds will be invested in bank deposits, repurchase agreements, short-term Chinese government bonds, high quality money market securities, cash or cash equivalents depending on which investments are available to the Fund.

THE FUND'S INVESTMENTS

Investment Objective and Policies

The Fund’s investment objective is to seek capital growth. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund may invest, up to 15% of its net assets, in warrants, structured investments or other Strategic Transactions. These investments will be deemed to be counted toward the Fund's 80% policy to the extent that these investments are linked to the performance of China A-shares. The Fund is the first U.S. registered investment company that will invest principally in China A-shares. The Fund may also invest up to 20% of its assets in other types of investments, including B-shares of companies listed on the Shanghai and Shenzhen Stock Exchanges, H-shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange, shares of Red Chip companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange, shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange and other exchanges, and assets which may or may not be China-related, including shares of open- and closed-end investment companies, Strategic Transactions, common stocks, bonds, convertible securities, money market and other short-term debt securities and cash equivalents. For purposes of the Fund’s policies, ‘‘China’’ means the People’s Republic of China, which includes Hong Kong, and a ‘‘China-related’’ company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China. The Fund’s investment objective and 80% policy may be changed without stockholder approval; however, stockholders will be notified of any changes. There can be no assurance that the Fund’s investment objective will be achieved.

Quotas for Investments in China

Currently, the equity of listed companies in mainland China seeking both domestic and foreign capital includes A-shares denominated and traded in renminbi and B-shares denominated in renminbi but traded in either U.S. dollars or Hong Kong dollars. As of July 31, 2006, only 86 companies listed on the Shanghai and Shenzhen Stock Exchanges had both A-shares and B-shares in issue. Some Chinese companies issue H-shares that are listed on the Hong Kong Stock Exchange. Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by updated Investment Regulations which came into effect on September 1, 2006, that provided a legal framework for certain QFIIs, including certain fund management institutions, insurance companies, securities companies and other asset management institutions, to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, securities investment funds, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds).

The CSRC grants QFII licenses to certain fund management institutions, insurance companies, securities companies and other asset management institutions for investing in Chinese securities markets. Investment companies are not currently within the types of companies that may be granted a QFII license. The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to the A-share Quota. See ‘‘Prospectus Summary—Quotas for Investment in China.’’ Since the Fund will not satisfy the criteria to qualify as a QFII itself, in order for the Fund to invest in China A-shares, it must do so via the Adviser's A-share Quota. Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund, can currently be received by the CDSCC as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund will obtain a legal opinion from the Fund's Chinese counsel confirming that, as a matter of Chinese law, the Adviser as QFII will have no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the Fund's assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. See ‘‘Principal Risks of the Fund—Custody Risks of Investing in A-shares.’’

Initially substantially all investments by the Fund in China are intended to be made and held through the A-share Quota. Potential investors should note that there is no guarantee that the Adviser will continue to benefit from the A-share Quota. See ‘‘Principal Risks of the Fund—Risks Associated with Investments in Chinese Companies.’’

Current regulations do not permit the increase of the amount of the A-share Quota. In order for the Fund to be able to invest more than the amount of the A-share Quota in China A-shares, the Adviser would need to submit a new application and be approved. In addition, the A-share Quota may be reduced or revoked at any time. The A-share Quota will be made available exclusively to the Fund.

The Fund’s Investments

There are a limited number of companies with securities listed on stock exchanges in China in which the Fund may invest; however, the Fund anticipates that the number of such securities will increase substantially in the future and the Fund intends to invest in a broad range of such securities as they become available. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its assets in equity securities of Chinese issuers, in which case the Fund may invest in debt securities of the kind described under ‘‘—Temporary Investments’’ below.

The Fund intends to invest its assets over a broad spectrum of the Chinese economy. The Fund will use a bottom-up fundamental analysis of companies, seeking to identify issuers with strong earnings and cash flow growth potential and good quality of management. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund is not permitted to invest 25% or more of its assets in any one industry.

The Chinese Securities Markets. Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. As of September 5, 2006, 1,356 companies issued A-shares and 109 companies issued B-shares. As of July 31, 2006 only 86 companies issued both A-shares and B-shares. In China, the A-shares and B-shares of an issuer trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchange. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE and principal invested pursuant to the A-share Quota may not be repatriated for at least three years. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect, which were replaced by the updated Investment Regulations, which came into effect on September 1, 2006 that provided a legal framework for certain QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. See ‘‘—Quotas for Investment in China.’’ B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic investors who trade through legal foreign currency accounts. See ‘‘Appendix A—Geographical, Political and Economic Developments in the People's Republic of China.’’

China A-Shares.    The Fund intends to invest principally in companies incorporated in mainland China that are traded in the A-share markets. The prices of A-shares are quoted in renminbi, and currently only Chinese domestic investors and QFIIs are allowed to trade A-shares. The China A-share market covers both the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

The Adviser has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its A-share Quota. There is no guarantee that the A-share Quota will not be modified in the future.

Strategic Transactions.    The Fund may invest, up to 15% of its net assets, in warrants, structured investments or various other Strategic Transactions to gain exposure to the A-share market. The Fund may also use Strategic Transactions, which may or may not be China-related, to equitize cash, earn income, facilitate portfolio management and seek to mitigate risks. Although the Adviser may seek to use these transactions to achieve the Fund's investment objective of capital growth, no assurance can be given that the use of these transactions will achieve this result. To the extent that the Strategic Transactions are not linked to the performance of China A-shares, they will not be counted toward the 80% policy described under ‘‘—Investment Objective and Policies.’’

The Fund may purchase warrants, notes or other structured investments from a financial institution, the return on which is linked to the performance of a particular market, index or security, which may or may not be China-related, as a means of gaining exposure to such markets or securities. The Fund may also purchase and sell other derivative instruments, including exchange-listed and over-the-counter put and call options on securities, financial futures contracts, fixed-income and other interest rate indices, stock indices and other financial instruments, purchase and sell financial futures contracts and options on futures contracts, and may enter into swap transactions, such as interest rate swaps, total return swaps, credit default swaps, caps, floors or collars. These investments may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities.

Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as the use of any Strategic Transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these Strategic Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. See ‘‘Principal Risks of the Fund—Risks of Engaging in Strategic Transactions’’ for a description of the risks involved in using Strategic Transactions.

The Fund may invest its remaining assets in the following:

China B-Shares.    The Fund may invest in shares of companies incorporated in mainland China that are traded in the mainland B-share markets. Unlike prices in the A-share market, the prices of B-shares are quoted in foreign currencies. The B-share market commenced operations in April 1991 and was originally opened exclusively for foreign investors. In 2001, the B-share market opened to Chinese domestic investors as well. However, Chinese domestic investors must trade with legal foreign currency accounts. The China B-share market is composed of the Shanghai Stock Exchange (which settles in U.S.

dollars) and the Shenzhen Stock Exchange (which settles in Hong Kong dollars). The China B-share market is generally smaller, less liquid and has a smaller issuer base than the China A-share market. As of September 5, 2006, the China B-share market had approximately 109 issuers and a market capitalization of approximately RMB89 billion. The issuers that compose the B-share market include a broad range of companies, including companies with large, medium and small capitalizations.

China H-Shares.    The Fund may invest in shares of companies incorporated in mainland China and listed on the Hong Kong Stock Exchange. H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. H-shares are issued by companies incorporated in mainland China, and must meet Hong Kong's listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-shares may be traded by foreigners and are often the vehicle for extending a Chinese privatization to foreign investors.

Red Chip Companies.    The Fund may invest in shares of companies with controlling Chinese shareholders that are incorporated outside mainland China and listed on the Hong Kong Stock Exchange. Red Chip shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Red Chip companies often have a majority of their business operations in mainland China. Red Chip shares may also be traded by foreigners.

China-Related Companies.    The Fund may invest in shares of China-related companies listed on the Hong Kong Stock Exchange, the Singapore Stock Exchange or other exchanges. A ‘‘China-related’’ company is a company that (i) is organized in, or for which the principal securities trading market is in, China or (ii) derives or that is expected to derive 50% or more of its annual revenues primarily from either goods produced, sales made or services performed in China.

Other Investment Companies.    The Fund may invest in securities of other open- and closed-end investment companies, which may or may not be China-related, subject to applicable limitations under the Investment Company Act and under the relevant laws and regulations in other jurisdictions. The Fund's investments in other investment companies will be counted towards the Fund's 80% policy, described under ‘‘—Investment Objective and Policies,’’ to the extent that such other investment companies are linked to the performance of China A-shares.

Short-Term Investments.    The Fund may also invest in money market and other short-term debt securities and cash equivalents, which may be denominated in renminbi.

Portfolio Composition

Common Stock.    Common stock, which includes Depositary Receipts (as defined below), generally represents an ownership or equity interest in an issuer, without preference over any other class of securities, including such issuer’s debt securities, preferred stock and other senior equity securities. Common stocks are entitled to the income and increase in the value of the assets and business of the issuer after all its debt obligations and obligations to preferred stockholders are satisfied. Common stocks generally have voting rights. Common stocks fluctuate in price in response to many factors including historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. They may or may not pay dividends, as some issuers reinvest all of their profits back into their businesses, while others pay out some of their profits to stockholders as dividends.

Money Market Instruments.    Money market instruments are high quality short-term fixed income securities. Money market instruments may include obligations of governments, government agencies, banks, corporations and special purpose entities and repurchase agreements relating to these obligations. Certain money market instruments may be denominated in a foreign currency.

Cash Equivalents.    The Fund may also invest in cash equivalents, which are short-term fixed income securities.

Depositary Receipts.    The Fund is permitted to invest indirectly in securities of Chinese companies through sponsored or unsponsored American Depositary Receipts (‘‘ADRs’’), Global Depositary Receipts (‘‘GDRs’’) and other types of depositary receipts (collectively, ‘‘Depositary Receipts’’), to the extent such Depositary Receipts become available. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are depositary receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund’s investment policies, the Fund’s investments in Depositary Receipts are deemed to be investments in the underlying securities.

Other Registered Investment Companies.    The Fund may invest its assets in securities of other open- and closed-end investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company’s expenses, and will remain subject to payment of the Fund’s advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to duplicative expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Fixed Income Securities.    Fixed income securities generally represent an issuer’s obligation to repay to the investor (or lender) the amount borrowed plus interest over a specified time period. A typical fixed income security specifies a fixed date when the amount borrowed (principal) is due in full, known as the maturity date, and specifies dates when periodic interest (coupon) payments will be made over the life of the security.

Fixed income securities come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). Prices of fixed income securities fluctuate and, in particular, are subject to several key risks including, but not limited to, interest-rate risk, credit risk, prepayment risk and spread risk.

Zero Coupon Bonds.    A zero coupon bond is a bond that does not pay interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. When held to its maturity, its return comes from the difference between the purchase price and its maturity value. A zero coupon bond is normally issued and traded at a deep discount from face value. Zero coupon bonds allow an issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater credit risk than bonds that pay interest currently or in cash. The Fund would be required to distribute the income on any of these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to its stockholders.

Convertible Securities.    Convertible securities are securities that may be exchanged under certain circumstances for a fixed number of common shares or other equity securities. Convertible securities generally represent a feature of some other type of security, such as a fixed-income security or preferred stock, so that, for example, a convertible fixed-income security would be a fixed-income security that is convertible into common stock. Convertible securities may be viewed as an investment in the current security or the security into which the convertible securities may be exchanged and, therefore, are included in both the definitions of an equity security and a fixed-income security.

Real Estate Investment Trusts.    Real Estate Investment Trusts (‘‘REITs’’) pool investors’ funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year. Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

A stockholder in the Fund, by investing in REITs indirectly through the Fund, will bear not only his or her proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in equity securities and invest in certain short-term (less than one year to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S., Chinese or Hong Kong governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by various governments or international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S., Chinese or Hong Kong corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium-term debt securities that the Adviser believes to be of high quality, i.e., subject to relatively low risk of loss of interest or principal (there is currently no rating system for debt securities in China).

Strategic Transactions

The Fund may, but is not required to, use Strategic Transactions to equitize cash, earn income, facilitate portfolio management and seek to mitigate risks. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur. The Fund may invest in other Strategic Transactions that are developed over time if their use would be consistent with the Fund’s investment objective. Although the Adviser seeks to use such transactions to further the Fund’s investment objective, no assurance can be given that the use of these transactions will achieve this result. The Fund’s activities involving Strategic Transactions may be limited by the requirements of the Code for qualification as a regulated investment company. The use of Strategic Transactions involves risks. See ‘‘Principal Risks of the Fund—Risks of Engaging in Strategic Transactions.’’

Structured Investments.    The Fund may invest in structured investments, which are securities that are convertible into, or the value of which is based upon the value of a particular market or other fixed income or equity securities or indices upon certain terms and conditions. The amount the Fund receives when it sells a structured investment or at maturity of a structured investment is not fixed, but is based on the price of the underlying security or index. Particular structured investments may be designed so that they move in conjunction with or differently from their underlying security or index in terms of price and volatility. Structured investments are a relatively new innovation and may be designed to have various combinations of equity and fixed income characteristics.

Warrants.    Warrants give holders the right, but not the obligation, to buy common stock of an issuer at a given price, usually higher than the market price at the time of issuance, during a specified period. Warrants are usually freely transferable. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant.

In particular, the Fund may seek to gain exposure to the A-share market through structured notes or warrants, the return on which is linked to one or more A-shares. Purchasing warrants would entitle the Fund, upon exercise of the warrant, to receive any appreciation in the market price of A-shares of underlying Chinese companies over approximately the market price at the time of purchase. Warrants are exercisable over specified periods. In addition, the return on structured notes would be based on the return on A-shares of one or more specified underlying Chinese companies during the term of the notes.

Options.    Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. The following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of Fund assets in special accounts, as described below under ‘‘—Use of Segregated and Other Special Accounts.’’

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index or other instrument at the exercise price. For instance, the Fund’s purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Fund’s purchase of a call option on a security, financial future contract, index or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange listed options and over-the-counter options (‘‘OTC options’’). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation (‘‘OCC’’), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

With certain exceptions, OCC issued and exchange listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is ‘‘in-the-money’’ (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

The Fund’s ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (‘‘Counterparties’’) through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Fund will only enter into OTC options that have a buy-back provision permitting the Fund to require the Counterparty to close the option at a formula price within seven days. The Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty’s credit to determine the likelihood that the terms of the OTC option will be satisfied. The Fund will engage in OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as ‘‘primary dealers,’’ or broker-dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of ‘‘A-1’’ from Standard & Poor’s Rating Group, a division of The McGraw-Hill Companies, Inc. (‘‘Standard & Poor’s’’), or ‘‘P-1’’ from Moody’s Investors Service Inc. (‘‘Moody’s’’) or an equivalent rating from any other nationally recognized statistical rating organization. The staff of the Securities and Exchange Commission currently takes the position that, in general, OTC options on securities (other than U.S. government securities) purchased by the Fund, and portfolio securities ‘‘covering’’ the amount of the Fund’s obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Fund’s limitation on illiquid securities described herein.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Fund’s income. The sale of put options can also provide income.

The Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities, corporate debt securities that are traded on securities exchanges and in the OTC markets and related futures contracts. All calls sold by the Fund must be ‘‘covered’’ (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold. In the event of exercise of a call option sold by the Fund with respect to securities not owned by the Fund, the Fund may be required to acquire the underlying security at a disadvantageous price to satisfy its obligation with respect to the call option.

The Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, municipal obligations, mortgage-backed securities and corporate debt securities (whether or not it holds the above securities in its portfolio). The Fund will not sell put options if, as a result, more than 50% of the Fund’s assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures contracts and options on futures contracts. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Futures Contracts.    The Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies, or contracts based on financial indices, including any stock index or index of U.S. government securities, foreign government securities or corporate debt securities. An index futures contract is an agreement pursuant to which a party agrees to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the index value at a specified time and the price at which the futures contract originally was struck. No physical delivery of the underlying securities in the index is made.

Currently, securities index futures contracts can be purchased with respect to several indices on various exchanges. Differences in the securities included in the indices may result in differences in correlation of the futures contracts with movements in the value of the securities being hedged. The Fund also may invest in foreign stock index futures contracts traded outside the United States which involve additional risks, including fluctuations in foreign exchange rates, foreign currency exchange controls, political and economic instability, differences in financial reporting and securities regulation and trading, and foreign taxation issues.

In addition, the Fund may enter into financial futures contracts or purchase or sell put and call options on futures contracts as a hedge against anticipated interest rate or fixed-income market changes, for duration management and for risk management purposes. Futures contracts are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The purchase of a futures contract creates a firm obligation by the Fund, as purchaser, to take delivery from the seller the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures contracts and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

Futures Contracts Strategies.    When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested. Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund’s securities. To the extent that the Fund’s portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily transaction costs associated with futures contracts transactions are lower than transaction costs that would be incurred in the purchase and sale of the underlying securities.

The Fund’s use of financial futures contracts and options on futures contracts will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission (‘‘CFTC’’) and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option on a futures contract requires the Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin), which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of options on financial futures contracts involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures contract position just as it would for any position. Futures contracts and options on futures contracts are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

There currently are limited options and futures markets for Chinese currency, securities and indexes and the nature of the strategies adopted by the Adviser and the extent to which those strategies are used will depend on the development of those markets. The Fund will normally engage in transactions in options and futures that are traded on a recognized securities or futures exchange, including non-U.S. exchanges to the extent permitted by the CFTC. Moreover, when the Fund purchases a futures contract or a call option thereon or writes a put option thereon, an amount of cash or high quality, liquid securities, including U.S. government securities, will be deposited in a segregated account with the Fund’s custodian so that the amount so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby assuring that the use of such futures is unleveraged.

The Fund has claimed an exclusion from the term ‘‘commodity pool operator’’ under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Options on Securities Indices and Other Financial Indices.    The Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

Swaps.    A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term ‘‘specified index’’ includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon national amount.

The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Options on Swaps.    The Fund may engage in swap options for hedging purposes or to manage and mitigate the credit and interest rate. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. The Fund may write (sell) and purchase put and call swap options. The use of swap options involves risks, including, among others, changes in the market value of securities held by the Fund, and of swap options relating to those securities may not be proportionate, (ii) there may not be a liquid market to sell a swap option, which could result in difficulty closing a position, (iii) swap options can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate and (iv) counterparty risk.

The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below AA by Standard & Poor's or Aa by Moody's.

Credit Default Swaps.    The Fund may enter into credit default swap contracts for hedging purposes or to add leverage to the Fund. As the seller in a credit default swap contract, the Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

Use of Segregated and Other Special Accounts.    Many Strategic Transactions, in addition to other requirements, require that the Fund segregate cash and/or liquid securities to the extent Fund obligations are not otherwise ‘‘covered’’ through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, the Fund must segregate cash and/or liquid securities in an amount at least equal to the current amount of the obligation. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash and/or liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate cash and/or liquid securities equal to the excess of the index value over the exercise price on a current basis. A put option written by the Fund requires the Fund to segregate cash and/or liquid securities equal to the exercise price.

OTC options entered into by the Fund, including those on securities, financial instruments or indices and OCC issued and exchange listed index options, will generally provide for cash settlement. As a result, when the Fund sells these instruments it will only segregate an amount of cash and/or liquid securities equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non-cash-settled put, the same as an OCC guaranteed listed option sold by the Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash and/or liquid securities equal in value to such excess. OCC issued and exchange listed options sold by the Fund other than those above generally settle with physical delivery, and the Fund will segregate an amount of cash and/or liquid securities equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, the Fund must deposit initial margin and possible daily variation margin in addition to segregating cash and/or liquid securities sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract.

With respect to swaps, the Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash and/or liquid securities having a value equal to the accrued excess. Caps, floors and collars require segregation of cash and/or liquid securities with a value equal to the Fund’s net obligation, if any.

Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. The Fund also may enter into offsetting transactions so that its combined position, coupled with any segregated cash and/or liquid securities, equals its net outstanding obligation in related options and Strategic Transactions. For example, the Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating cash and/or liquid securities if the Fund held a futures contract or forward contract, it could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions also may be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to such time, cash and/or liquid securities equal to any remaining obligation would need to be segregated.

Repurchase Agreements.    The Fund may engage in repurchase agreements with broker-dealers, banks and other financial institutions to earn incremental income on temporarily available cash which would otherwise be uninvested. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with broker-dealers, banks and other financial institutions deemed to be creditworthy by the Adviser under guidelines approved by the Fund’s Board of Directors. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund’s limitation on illiquid securities described herein. The Fund does not bear the risk of a decline in the value of the underlying security unless the seller defaults under its repurchase obligation. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.

For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the Securities and Exchange Commission permitting this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

Repurchase agreements are fully collateralized by the underlying securities and are considered to be loans under the Investment Company Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. government, its agencies or instrumentalities) may have maturity dates exceeding one year.

When-Issued and Delayed Delivery Securities.    The Fund may purchase and sell securities on a ‘‘when-issued’’ or ‘‘delayed delivery’’ basis whereby the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues to the Fund on securities in connection with such transactions prior to the date the Fund actually takes delivery of such securities. These transactions are subject to market risk as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, the Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will segregate cash and/or liquid securities having an aggregate value at least equal to the amount of such purchase commitments until payment is made. An increase in the percentage of the Fund’s assets committed to the purchase of securities on a when issued or delayed delivery basis may increase the volatility of the Fund’s net asset value.

Lending of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, domestic and foreign banks and other institutional investors. By lending its portfolio securities, the Fund will attempt to earn incremental income on portfolio securities through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund will employ an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its net assets. The Fund may lend its portfolio securities consistent with the Fund’s investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the Securities and Exchange Commission thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower ‘‘marks to market’’ on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

There may be risks of delay in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Adviser to be of good standing and when, in the judgment of the Adviser, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund’s Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

PRINCIPAL RISKS OF THE FUND

You should carefully consider the risks and other information contained in this prospectus before you decide to participate in the offering. The section below does not describe all risks associated with an investment in the Fund. Additional risks and uncertainties may also adversely affect and impair the Fund.

Risks Associated with Investments in Chinese Companies

The Fund is the first U.S. registered investment company that will invest principally in China A-shares. An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by a relatively small number of equity issues and relatively low trading volume, resulting in substantially less liquidity and greater price volatility. These risks may be more pronounced for the A-share market than for Chinese securities markets generally because the A-share market is subject to greater government restrictions and control. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

Despite the fact that investments in Chinese companies may present risks often associated with investments in emerging-market countries, China may be entering into a maturing economic phase and investments in Chinese companies may therefore not present the same opportunities for capital appreciation as investments in other emerging-market economies.

See ‘‘Appendix A—Geographic, Political and Economic Developments in the People’s Republic of China’’ for more information on China, including its economy and stock and foreign exchange markets.

Political and Economic Factors.    The laws, regulations, including the Investment Regulations allowing QFIIs to invest in China A-shares, government policies and political and economic climate in China may change with little or no advance notice. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Since 1949, the People’s Republic of China has been a socialist state controlled by the Communist party. China has only recently opened up to foreign investment and has only begun to permit private economic activity. There is no guarantee that the Chinese government will not revert from its current open-market economy to the economic policy of central planning that it implemented prior to 1978.

The Chinese government continues to be an active participant in many economic sectors through ownership positions and regulation. The allocation of resources in China is subject to a high level of government control. The Chinese government strictly regulates the payment of foreign currency denominated obligations and sets monetary policy. Through its policies, the government may provide preferential treatment to particular industries or companies. The policies set by the government could have a substantial effect on the Chinese economy and the Fund’s investments.

The Chinese economy is export-driven and highly reliant on trade. The performance of the Chinese economy may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy and the Fund’s investments.

China has been transitioning to a market economy since the late seventies, reaffirming its economic policy reforms through five-year programs, the latest of which (for 2006 through 2010) was approved in March 2006. Under the economic reforms implemented by the Chinese government, the Chinese economy has experienced tremendous growth, developing into one of the largest and fastest growing economies in the world. We cannot assure you, however, that such growth will be sustained in the future.

Moreover, the slowdown in other major economies of the world, such as the United States, the European Union and certain Asian countries, may adversely affect economic growth in China. An economic downturn in China would adversely impact the Fund’s investments.

Inflation.    Economic growth in China has also historically been accompanied by periods of high inflation. Recently, the Chinese government has implemented various measures to control inflation, tightening the money supply by raising interest rates. If these measures do not succeed, and if inflation were to worsen, the performance of the Chinese economy and the Fund’s investments could be negatively impacted.

Tax Changes.    The Chinese system of taxation is not as well settled as that of the United States. Changes in the Chinese tax system may have retroactive effects. For example, the Fund intends to distribute to stockholders annually all or substantially all of its investment company taxable income and net capital gain. However, the Fund will create a reserve account with respect to earnings on certain investments in China that are not currently subject to withholding tax, but are expected to become subject to withholding tax on a retroactive basis. There is no guarantee that the amount held in the reserve account will be enough to cover the amount of any retroactive withholding tax. In that event, the Fund may have to liquidate a portion of its portfolio to pay taxes, and the Fund's returns would be lower than anticipated.

Nationalization and Expropriation.    After the formation of the Chinese socialist state in 1949, the Chinese government renounced various debt obligations and nationalized private assets without providing any form of compensation. There can be no assurance that the Chinese government will not take similar actions in the future. Accordingly, an investment in the Fund involves a risk of a total loss.

Hong Kong Policy.    As part of Hong Kong’s transition from British to Chinese sovereignty in 1997, China agreed to allow Hong Kong to maintain a high degree of autonomy with regard to its political, legal and economic systems for a period of at least 50 years. China controls matters that relate to defense and foreign affairs. Under the agreement, China does not tax Hong Kong, does not limit the exchange of the Hong Kong dollar for foreign currencies and does not place restrictions on free trade in Hong Kong. However, there is no guarantee that China will continue to honor the agreement, and China may change its policies regarding Hong Kong at any time. Any such change could adversely affect market conditions and the performance of the Chinese economy and, thus, the value of securities in the Fund’s portfolio.

Investments in Emerging Markets.    Investments in non-U.S. issuers could be affected by factors not usually associated with investments in U.S. issuers, including risks associated with expropriation and/or nationalization, armed conflict, confiscatory taxation, restrictions on transfers of assets, lack of uniform accounting and auditing standards, less publicly available financial and other information and potential difficulties in enforcing contractual obligations.

Chinese Securities Markets.    The securities markets in China have a limited operating history and are not as developed as those in the United States. These markets tend to be smaller in size, have less liquidity and have greater volatility than markets in the United States and some other countries. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations.

Available Disclosure About Chinese Companies.    Disclosure and regulatory standards in emerging market countries, such as China, are in many respects less stringent than U.S. standards. There is substantially less publicly available information about Chinese issuers than there is about U.S. issuers. Therefore, disclosure of certain material information may not be made, and less information may be available to the Fund and other investors than would be the case if the Fund’s investments were restricted to securities of U.S. issuers. Chinese issuers are subject to accounting, auditing and financial standards and requirements that differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such financial statements been prepared in accordance with GAAP.

Chinese Corporate and Securities Law.    The Fund’s rights with respect to its investments generally will not be governed by U.S. law, and instead will generally be governed by Chinese law. China operates under a civil law system, in which court precedent is not binding. The law is controlled exclusively through written statutes. Because there is no binding precedent to interpret existing statutes, there is uncertainty regarding the implementation of existing law.

Legal principles relating to corporate affairs and the validity of corporate procedures, directors’ fiduciary duties and liabilities and stockholders’ rights often differ from those that may apply in the United States and other countries. Chinese laws providing protection to investors, such as laws regarding the fiduciary duties of officers and directors, are undeveloped and will not provide investors, such as the Fund, with protection in all situations where protection would be provided by comparable law in the United States. China lacks a national set of laws that address all issues that may arise with regard to a foreign investor such as the Fund.

It may therefore be difficult for the Fund to enforce its rights as an investor under Chinese corporate and securities laws, and it may be difficult or impossible for the Fund to obtain a judgment in court. Moreover, as Chinese corporate and securities laws continue to develop, these developments may adversely affect foreign investors, such as the Fund.

Investments in A-Shares.     Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the CSRC and are highly automated with trading and settlement executed electronically. The Shanghai and Shenzhen Stock Exchanges are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the mainland Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Stock Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991 and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The Shanghai and Shenzhen Stock Exchanges divide listed shares into two classes: A-shares and B-shares. Companies whose shares are traded on the Shanghai and Shenzhen Stock Exchanges that are incorporated in mainland China may issue both A-shares and B-shares. In China, the A-shares and B-shares of an issuer may only trade on one exchange. A-shares and B-shares may both be listed on either the Shanghai or Shenzhen Stock Exchanges. Both classes represent an ownership interest comparable to a share of common stock and all shares are entitled to substantially the same rights and benefits associated with ownership. A-shares are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

B-shares were originally intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic investors who trade through legal foreign currency accounts. See ‘‘Appendix A—Geographical, Political and Economic Developments in the People's Republic of China.’’

Foreign investors have historically been unable to participate in the A-share market. However, in late 2002, Investment Regulations promulgated by the CSRC came into effect that provided a legal framework for QFIIs to invest in A-shares on the Shanghai and Shenzhen Stock Exchanges and certain other securities historically not eligible for investment by non-Chinese investors, through quotas granted by SAFE to those QFIIs which have been approved by the CSRC. Pursuant to an administrative notice issued by the CSRC on August 24, 2006 implementing the Investment Regulations, a QFII may invest in stocks listed and traded on a stock exchange, bonds listed and traded on a stock exchange, securities investment funds, warrants listed and traded on a stock exchange, and other financial instruments approved by the CSRC (due to technical reasons, QFIIs currently cannot participate in the repurchase of government bonds and trading of corporate bonds). As of July 26, 2006, the CSRC had granted licenses to QFIIs to invest up to US$7.495 billion in A-shares and other permitted securities. Because restrictions continue to exist and capital therefore cannot flow freely into the A-share market, it is possible that in the event of a market disruption, the liquidity of the A-share market and trading prices of A-shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-share market and the short-term and long-term prospects of its investments in the A-share market.

The Chinese government has in the past taken actions that benefited holders of A-shares. As A-shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-shares. In addition, there is no guarantee that the Adviser will continue to benefit from the A-share Quota if the A-share Quota is reduced or eliminated by the CSRC or SAFE at some point in the future. The Fund cannot predict what would occur if the Adviser's A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

From time to time, certain of the companies in which the Fund expects to invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks.

Investment and Repatriation Restrictions.    Investments by the Fund in A-shares and other Chinese financial instruments regulated by the CSRC and SAFE, including Chinese government bonds, convertible bonds, corporate bonds, warrants and open- and closed-end investment companies, are subject to governmental pre-approval limitations on the quantity that the Fund may purchase or limits on the classes of securities in which the Fund may invest. The Chinese government limits foreign investment in the securities of certain Chinese issuers entirely, if foreign investment is banned in respect of the industry in which the relevant Chinese issuers are conducting their business. These restrictions may negatively affect the Fund's ability to achieve its investment objective.

The Adviser will be required to remit the entire investment principal for its A-share Quota into a local sub-custodian account within such time period as specified by SAFE after the Adviser obtains a foreign exchange registration certificate from SAFE, the Chinese government agency responsible for foreign exchange administration. Once remitted, investment capital may not be repatriated for a minimum of three years. There is no guarantee that SAFE will not extend this three-year period, based on the Chinese government's requirements for balancing the foreign exchange income and expenditure or otherwise. Net realized profits for any financial year of the Fund may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by SAFE. If the Adviser, as the QFII, needs to purchase foreign currency with renminbi for remitting the net realized after-tax profit, it shall apply to SAFE by presenting the requisite application documents and SAFE is required to make a decision within 15 business days after it receives a complete application.

To the extent the Fund does not distribute all of its net capital gain in a given year, requiring it to pay U.S. federal income tax on the retained gain, the Fund may elect to treat such capital gains as having been distributed to stockholders. In that case, stockholders of record on the last day of the Fund's taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain despite not actually receiving the dividend, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund. See ‘‘—Risk of Loss of Favorable U.S. Tax Treatment’’ below.

Risk of Loss of Favorable U.S. Tax Treatment.    The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, if the Fund does not receive approval from SAFE to repatriate funds on a timely basis, it will be unable to distribute 90% of its taxable income and therefore would not qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the Code. In that case, the Fund would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits. See ‘‘Tax Matters.’’

Foreign Exchange Control.    The Chinese government heavily regulates the domestic exchange of foreign currencies within China. Chinese law requires that all domestic transactions must be settled in renminbi, places significant restrictions on the remittance of foreign currency and strictly regulates currency exchange from renminbi. Under SAFE regulations, Chinese corporations may only purchase foreign currencies through government approved banks. Chinese companies must receive approval from the Chinese government before investing in capital account items, including direct investments and loans, and must thereafter maintain separate foreign exchange accounts for the capital items. Foreign investors may only exchange foreign currencies at specially authorized banks after complying with documentation requirements. These restrictions may adversely affect the Fund and its investments. The international community has requested that China ease its restrictions on currency exchange, but it is unclear whether the Chinese government will change its policy.

Investment Regulations.    The Investment Regulations under which the Fund will invest in China and which regulate repatriation and currency conversion are new. The application and interpretation of those Investment Regulations are therefore untested and there is no certainty as to how they will be applied. In addition, those Investment Regulations give CSRC and SAFE wide discretion and there is no precedent or certainty as to how this discretion may be exercised, either now or in the future. The A-share Quota is subject to review from time to time by the CSRC and SAFE and may be reduced or eliminated entirely. The Fund cannot predict what would occur if the Adviser's A-share Quota were reduced or eliminated, although such an occurrence would likely have a material adverse effect on the Fund.

Custody Risks of Investing in A-shares.    A-shares that are traded on the Shanghai or Shenzhen Stock Exchange are dealt and held in book-entry form through the CDSCC. Securities purchased by the Adviser, in its capacity as a QFII, on behalf of the Fund can currently be received by the CDSCC as credited to a securities trading account maintained in the joint names of the Fund and the Adviser. The Fund will pay the cost of the account. The Adviser may not use the account for any other purpose than for maintaining the Fund's assets. The Fund will obtain a legal opinion from the Fund's Chinese counsel, TianYuan Law Firm, Beijing, China, confirming that, as a matter of Chinese law, the Adviser as QFII will have no ownership interest in the securities and that the Fund will be ultimately and exclusively entitled to ownership of the securities. However, given that the securities trading account is maintained in the joint names of the Adviser and the Fund, the Fund’s assets may not be as well protected as they would be if it were possible for them to be registered and held solely in the name of the Fund. In particular, there is a risk that creditors of the Adviser may assert, contrary to the legal opinion referred to above, that the securities are owned by the Adviser and not the Fund, and that a court would uphold such an assertion, in which case creditors of the Adviser could seize assets of the Fund. In addition, in the absence of any consent to service of process by the Fund's Chinese counsel, it may be difficult for investors to have any legal recourse against such counsel in connection with its legal opinion.

Use of up to Three QFII Brokers per Exchange.    Regulations recently adopted by the CSRC and SAFE under which the Fund will invest in China specify that all securities traded by the Adviser, as a QFII, on behalf of the Fund must be executed through one of three specified brokers per exchange. Prior to the adoption of these regulations, QFIIs were required to execute trades of securities through a single specified broker for each of the Shanghai Stock Exchange and Shenzhen Stock Exchange. However, the recently adopted measures have not yet been implemented by either the Shanghai Stock Exchange or the Shenzhen Stock Exchange and it is uncertain when these measures will be implemented or whether they will be effectuated in an efficient manner. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers.

Foreign Currency Considerations.    The Fund’s assets will be invested primarily in the equity securities of issuers in China and Hong Kong and the income received by the Fund will be principally in renminbi. Meanwhile, the Fund will compute and expects to distribute its income in U.S. dollars, and the computation of income will be made on the date that the income is earned by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the renminbi falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the renminbi to U.S. dollars, the Fund may be required to liquidate certain positions in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements under the Code. See ‘‘Dividends and Distributions; Dividend Reinvestment Plan’’ and ‘‘Tax Matters.’’ The liquidation of investments, if required, may also have an adverse impact on the Fund’s performance.

Furthermore, the Fund may incur costs in connection with conversions between U.S. dollars and renminbi. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

Issuers of B-shares and H-shares pay dividends in U.S. or Hong Kong dollars. Their ability to pay dividends in dollars is dependent on their ability to generate sufficient revenues in dollars or currencies freely convertible to dollars. The conversion of revenues earned domestically in renminbi may be done by the issuers at commercial banks permitted to conduct foreign exchange businesses in China or through the China Foreign Exchange Trading Center’s interbank market, and is subject to the restrictions of SAFE. Under some circumstances, this may prevent the issuer from being able to promptly distribute dividends.

Currently, there is no market in which the Fund may engage in hedging transactions to minimize renminbi foreign exchange risk, and there can be no guarantee that instruments suitable for hedging currency will be available at any time in the future. In the event that in the future it becomes possible to hedge renminbi currency risk, the Fund may seek to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. In that case, the Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets. Currency hedging would involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of hedging could result in losses greater than if they had not been used. The use of currency transactions could result in the Fund’s incurring losses as a result of the imposition of exchange controls, suspension of settlements or the inability to deliver or receive a specified currency.

Other Principal Risks of the Fund

No Operating History.    The Fund is a newly organized, non-diversified, closed-end management investment company with no operating history and is designed for long-term investors and not as a trading vehicle.

Net Asset Value Discount.    Frequently, shares of closed-end investment companies, such as the Fund, trade at a price below their net asset value, commonly referred to as a ‘‘discount.’’ Historically, shares of closed-end funds have traded at a discount to their net asset value and the Fund cannot predict whether its shares will trade at a discount to their net asset value. Immediately following the offering, the net asset value of the Fund’s shares will be reduced by offering costs paid by the Fund. Because the market price of the Fund's shares may be determined by factors such as net asset value, there is an increased risk that the Fund will trade at a discount to its net asset value for a period following the offering. Therefore, there is an added risk to investors who may sell their shares shortly after the offering. Before making an investment decision, a prospective investor should consider the suitability of this investment with respect to the investor’s investment objectives and personal situation. See ‘‘Description of Common Shares.’’

Non-Diversification.    The Fund is classified as a ‘‘non-diversified’’ investment company under the Investment Company Act, which means that the Fund is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest a greater proportion of its assets in the securities of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities. However, the Fund intends to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company. See ‘‘Tax Matters.’’

Investment Risk.    You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the U.S. Federal Deposit Insurance Corporation or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

Common Stock Risk.    A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

Risks of Investing in Other Investment Companies.    The Fund may acquire shares in other investment companies including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

Risks of Engaging in Strategic Transactions.    Strategic Transactions involve risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default by the other party to the transaction, illiquidity of the derivative instrument and, to the extent the Adviser’s prediction as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. When investing in structured investments, it is impossible to predict whether the underlying index or price of the underlying security will rise or fall, but prices of the underlying indices and securities (and, therefore, the prices of structured investments) will be influenced by the same types of political and economic events that affect particular issuers of securities and capital markets generally. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices other than at current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell.

Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

The use of forward contracts, options and futures transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund could create the possibility that losses on the hedging instrument will be greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances, and certain over-the-counter options could have no markets. As a result, in certain markets, the Fund might not be able to close out a position without incurring substantial losses. To the extent that the Fund utilizes forwards, futures or options transactions for hedging, such transactions should tend to minimize the risk of loss due to a decline in the value of the hedged position and, at the same time, limit any potential gain to the Fund that might result from an increase in value of the position. There is no limit on the amount of the Fund’s assets that can be put at risk through the use of forwards, futures contracts and options thereon, and the value of the Fund’s forwards, futures contracts and options thereon may equal 100% of the Fund’s total assets. In addition, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium and transaction costs. Losses resulting from the use of hedging will reduce the Fund’s net asset value, and possibly income, and the losses can be greater than if hedging had not been used. See ‘‘The Fund’s Investments—Strategic Transactions.’’

Counterparty Risk.    The Fund will be subject to credit risk with respect to the counterparties to any derivative contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Fixed-Income Securities Risk.    The Fund may invest in fixed income securities rated investment grade or non-investment grade (commonly referred to as ‘‘junk bonds’’) and may invest in unrated fixed income securities. Fixed-income securities in which the Fund may invest include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities (including zero coupon securities), Chinese government bonds, mortgage-backed securities, including collateralized mortgage obligations, corporate and other types of bonds (both investment and non-investment grade) and commercial paper. Non-investment grade debt securities in the lowest rating categories or unrated debt securities determined to be of comparable quality may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than issuers of higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Convertible Securities Risk.    The Fund may invest in securities that are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in an issuer’s capital structure and, therefore, entail less risk than the issuer’s common stock. The value of a convertible security is a function of its ‘‘investment value’’ (its value as if it did not have a conversion privilege), and its ‘‘conversion value’’ (the security’s worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

To the extent that a convertible security’s investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security’s value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund’s objective.

The Fund may invest in convertible securities rated below investment grade. Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer’s continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

Purchasing Securities in Initial Public Offerings.    The Fund may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund’s investment in other funds that invest in these shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some issuers making initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these issuers may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving revenues or operating income.

Inflation Risk.    Inflation risk refers to fluctuations in the value of currency. Inflation decreases the value of money, thereby decreasing the real value of the Fund’s future investment returns. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s shares.

Reinvestment Risk.    The Fund’s income could decrease if the Fund were to invest the proceeds from matured, traded or prepaid securities at market interest rates that are below the interest rates on those previously held securities. In situations where prevailing interest rates were to decline, issuers of securities may prepay or ‘‘call’’ their securities before their maturity dates and the Fund then may only be able to invest the proceeds in securities bearing lower interest rates, which may decrease the level of income that the Fund may distribute to stockholders and could lead to reduced overall returns on the Fund’s shares.

Risks Associated with Borrowing.    While the Fund does not currently intend to leverage its investments through borrowings, it is authorized to borrow money to the extent permitted by the Investment Company Act and the rules and regulations promulgated thereunder, or by an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act. The Fund may borrow for investment purposes or to make distributions to stockholders to the extent necessary to qualify as a regulated investment company. Borrowing increases exposure to risks, including the likelihood of greater volatility of net asset value and market price of the common shares than a comparable portfolio that does not borrow; the risk that fluctuations in interest rates on borrowings and short-term debt will reduce the return to the holders of the common shares or will result in fluctuations in the dividends paid on the common shares; and the effect of borrowing in a declining market, which is likely to cause a greater decline in the net asset value of the common shares, which may result in a greater decline in the market price of the common shares.

Adviser Risk.    As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and the Fund’s performance may lag behind that of similar funds.

Certain Affiliations.    Certain broker-dealers, including Morgan Stanley & Co. Incorporated, will be considered to be affiliated persons of the Fund or the Adviser. Absent an exemption from the Securities and Exchange Commission or other regulatory relief, the Fund is generally precluded from effecting certain principal transactions with affiliated brokers, and its ability to purchase securities being underwritten by an affiliated broker or syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions is subject to restrictions. This could limit the Fund’s ability to engage in securities transactions and take advantage of market opportunities. In addition, until the underwriting syndicate is broken in connection with the initial public offering of the common shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

Market Disruption and Geopolitical Risk.    The aftermath of the war in Iraq and the continuing occupation of Iraq, instability in the Middle East and terrorist attacks around the world, as well as concerns over the outbreak of infectious diseases, have resulted in market volatility and may have long-term effects on the U.S. and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of the occupation or similar events in the future on the U.S. economy and securities markets.

Anti-Takeover Provisions.    The Fund’s Charter and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status and delay or limit the ability of other persons to acquire control of the Fund. These provisions could deprive the holders of common shares of opportunities to sell their common shares at a premium over the then-current market price of the common shares or at net asset value. The Fund’s Board of Directors has determined that these provisions are in the best interests of stockholders generally.

INVESTMENT RESTRICTIONS

The following are fundamental investment restrictions of the Fund and may not be changed without the approval of the holders of a majority of the Fund’s outstanding common shares (which for this purpose and under the Investment Company Act means the lesser of (i) 67% of the common shares represented at a meeting at which more than 50% of the outstanding common shares are represented or (ii) more than 50% of the outstanding shares). For purposes of the restrictions, an issuer of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that security, provided that the guaranty of a security will be considered a separate security unless the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund. Except as otherwise noted, all percentage limitations set forth below apply immediately after a purchase or initial investment and any subsequent change in any applicable percentage resulting from market fluctuations does not require any action. With respect to the limitations on the issuance of senior securities and in the case of borrowings, the percentage limitations apply at the time of issuance and on an ongoing basis. The Fund may not:

1. Invest 25% or more of its total assets (taken at the time of each investment) in the securities of issuers in any one particular industry. This limitation shall not apply with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

2. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this restriction shall not prohibit the Fund from purchasing or selling options, futures contracts and related options thereon, forward contracts, swaps, caps, floors, collars and any other financial instruments or from investing in securities or other instruments backed by physical commodities or as otherwise permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

3. Make loans of money or property to any person, except (a) to the extent that securities or interests in which the Fund may invest are considered to be loans, (b) through the loan of portfolio securities, (c) by engaging in repurchase agreements or (d) as may otherwise be permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

4. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security.

5. Issue senior securities, except that the Fund may issue senior securities to the extent permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

6. Borrow money, except that the Fund may borrow money to the extent permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

As a matter of operating policy, which may be changed by the Fund’s Board of Directors without stockholder vote:

1. The Fund will not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

2. The Fund will not make short sales of securities, except short sales against the box.

3. The Fund may not invest its assets in the securities of any investment company except as may be permitted by (i) the Investment Company Act, (ii) the rules and regulations promulgated by the Securities and Exchange Commission under the Investment Company Act or (iii) an exemption or other relief applicable to the Fund from the provisions of the Investment Company Act.

Unlike fundamental policies, operating policies of the Fund may be changed by the Directors of the Fund, without a vote of the Fund’s stockholders, if the Directors determine such action is warranted. The Fund will notify its stockholders of any change in any of the operating policies set forth above. Such notice shall also include a discussion of the increased risks of investment in the Fund, if any, associated with such a change.

MANAGEMENT OF THE FUND

Board of Directors of the Fund

The Board of Directors of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Directors review various services provided by or under the direction of the Adviser to ensure that the Fund’s general investment policies and programs are properly carried out. The Directors also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

Directors and Officers of the Fund

The Directors are divided into three classes. Directors serve for a three-year term and until their successors have been duly elected and qualify. See ‘‘Certain Provisions of Maryland Law and of the Fund's Charter and Bylaws.’’ The Board of the Fund currently consists of 12 Directors. These same individuals also serve as directors or trustees for certain of the funds advised by the Adviser and Morgan Stanley AIP GP LP (the ‘‘Institutional Funds’’) and by Morgan Stanley Investment Advisors Inc. (the ‘‘Retail Funds’’). Eleven Directors have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser’s parent company, Morgan Stanley. These are the ‘‘non-interested’’ or ‘‘Independent’’ Directors. The other Director (the ‘‘Interested Director’’) is affiliated with the Adviser.

The Independent Directors of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Director (effective September 27, 2006) and other directorships, if any, held by the Directors, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley Investment Advisors Inc.).

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Frank L. Bowman c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (61)	Class III Director	Since August 2006	President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (since February 2005); Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly variously, Admiral in the U.S. Navy, Director of Naval Nuclear Propulsion Program and Deputy Administrator—Naval Reactors in the National Nuclear Security Administration at the U.S. Department of Energy (1996-2004). Honorary Knight Commander of the Most Excellent Order of the British Empire.	161	Director of the National Energy Foundation, the U.S. Energy Association, the American Council for Capital Formation and the Armed Services YMCA of the USA.

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Michael Bozic c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (65)	Class II Director	Since August 2006	Private investor; Chairperson of the Valuation, Insurance and Compliance Committee (effective October 2006); Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	175	Director of various business organizations.
Kathleen A. Dennis c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (53)	Class I Director	Since August 2006	President, Cedarwood Associates (mutual fund consulting) (since 2006); Chairperson of the Closed-End, Money Market and Alternatives Sub-Committee of the Investment Committee (effective October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	161	None.

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Edwin J. Garn 1031 N. Chartwell Court Salt Lake City, UT 84103 (73)	Class II Director	Since August 2006	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); Member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (lobbying and consulting firm) (2000 - 2004), United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985) and Vice Chairman, Huntsman Corporation (chemical company).	175	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation), United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.
Wayne E. Hedien c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (72)	Class III Director	Since August 2006	Retired; Director or Trustee of the Retail Funds (since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993- December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	175	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.
Dr. Manuel H. Johnson c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006 (57)	Class III Director	Since August 2006	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairperson of the Investment Committee (effective October 2006) and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chairperson of the Audit Committee (July 1991-September 2006), Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission, Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	175	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Joseph J. Kearns c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265 (64)	Class I Director	Since August 2006	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (effective October 2006) and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001 - July 2003); formerly Chief Financial Officer of the J. Paul Getty Trust.	176	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation and the UCLA Foundation.
Michael F. Klein c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (47)	Class II Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000); Chairperson of the Fixed-Income Sub-Committee of the Investment Committee (effective October 2006) and Director or Trustee of various Retail and Insitutional Funds (since August 2006); formerly Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management and President, Morgan Stanley Institutional Funds (June 1998-March 2000); Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	161	Director of certain investment funds managed or sponsored by Aetos Capital LLC.
Michael E. Nugent c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022 (70)	Chairman of the Board and Class I Director	Since August 2006	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Board of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Chairperson of the Insurance Committee (until July 2006); and Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	175	None.

Name, Address and Age of Independent Director	Position Held with Fund	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
W. Allen Reed c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036 (59)	Class II Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (effective October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994 - December 2005).	161	Director of GMAC (financial services) and Temple-Inland Industries (Packaging, Banking and Forest Products); member of the Morgan Stanley Capital International Editorial Board; Director of Legg Mason and Director of various investment fund advisory boards.
Fergus Reid c/o Lumelite Plastics Corporation 85 Charles Colman Boulevard Pawling, NY 12564 (74)	Class I Director	Since August 2006	Chairperson of Lumelite Plastics Corporation; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	176	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

**	Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

The Director who is affiliated with the Adviser or affiliates of the Adviser and executive officers of the Fund, his age, address, term of office and length of time served, his principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Interested Director (effective September 27, 2006) and the other directorships, held by the Director are shown below.

Name, Address and Age of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Director
James F. Higgins c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311 (58)	Class III Director	Since August 2006	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	175	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

**	Each Director serves for a three-year term and until his or her respective successor is duly elected and qualifies.

Name, Address and Age of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Ronald E. Robison 1221 Avenue of the Americas New York, NY 10020 (67)	President and Principal Executive Officer	Since August 2006	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of Morgan Stanley Investment Advisors Inc. and various entities affiliated with the Adviser, which may include Morgan Stanley & Co. Incorporated; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of the Adviser; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.
J. David Germany Morgan Stanley Investment Management Limited 25 Cabot Square Canary Wharf London, United Kingdom E144QA (52)	Vice President	Since August 2006	Managing Director and (since December 2005) Chief Investment Officer—Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Limited; Vice President of the Retail Funds and the Institutional Funds (since February 2006).
Dennis F. Shea 1221 Avenue of the Americas New York, NY 10020 (53)	Vice President	Since August 2006	Managing Director and (since February 2006) Chief Investment Officer—Global Equity of Morgan Stanley Investment Management and/or officer of various entities affiliated with the Adviser, which may include Morgan Stanley & Co. Incorporated; Vice President of the Retail and Institutional Funds (since February 2006). Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink 1221 Avenue of the Americas New York, NY 10020 (51)	Vice President	Since August 2006	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with the Adviser, which may include Morgan Stanley & Co. Incorporated; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc.; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman 1221 Avenue of the Americas New York, NY 10020 (44)	Vice President	Since August 2006	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc. and various entities affiliated with the Adviser, which may include Morgan Stanley & Co. Incorporated. Formerly, Managing Director and General Counsel—Americas, UBS Global Asset Management (July 2000 to July 2004).

Name, Address and Age of Executive Officer	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years
Carsten Otto 1221 Avenue of the Americas New York, NY 10020 (43)	Chief Compliance Officer	Since August 2006	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu 1221 Avenue of the Americas New York, NY 10020 (40)	Vice President	Since August 2006	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with Morgan Stanley Investment Advisors Inc., which may include Morgan Stanley & Co. Incorporated; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with Morgan Stanley Investment Advisors Inc.
Mary E. Mullin 1221 Avenue of the Americas New York, NY 10020 (39)	Secretary	Since August 2006	Executive Director of Morgan Stanley Investment Advisors Inc. and various entities affiliated with the Adviser, which may include Morgan Stanley & Co. Incorporated; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).
James Garrett 1221 Avenue of the Americas New York, NY 10020 (37)	Treasurer and Chief Financial Officer	Since August 2006	Head of Global Fund Administration; Executive Director of the Adviser and various entities affiliated with the Adviser, which may include Morgan Stanley & Co. Incorporated, Treasurer and Chief Financial Officer of the Institutional Funds. Formerly with PriceWaterhouse LLP (now PricewaterhouseCoopers LLP).
Michael Leary J.P. Morgan Investor Services Co. 73 Tremont Street Boston, MA 02108 (40)	Assistant Treasurer	Since August 2006	Director and Vice President of Fund Administration, J.P. Morgan Investor Services Co. (formerly Chase Global Funds Services Company). Formerly, Audit Manager at Ernst & Young, LLP.

**	Each Executive Officer serves an indefinite term, until his or her successor is elected.

In addition, the following individuals who are officers of the Adviser or its affiliates serve as assistant secretaries of the Fund: Joanne Antico, Joseph Benedetti, Daniel Burton, Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Lou Anne D. McInnis, Edward J. Meehan, Elisa Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and Julien H. Yoo.

For each Director, the dollar range of equity securities beneficially owned by the Director in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Adviser, Morgan Stanley Investment Advisors Inc. and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown below.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Independent Directors
Frank L. Bowman	None	None
Michael Bozic	None	over $100,000
Kathleen A. Dennis	None	None
Edwin J. Garn	None	over $100,000
Wayne E. Hedien	None	over $100,000
Dr. Manuel H. Johnson	None	over $100,000
Joseph J. Kearns(1)	None	over $100,000
Michael F. Klein	None	over $100,000
Michael E. Nugent	None	over $100,000
W. Allen Reed	None	None
Fergus Reid(1)	None	over $100,000
Interested Director
James F. Higgins	None	over $100,000

(1)	Includes the total amount of compensation deferred by the Director at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

As to each Independent Director and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

Independent Directors and the Committees.    Law and regulation establish both general guidelines and specific duties for the Independent Directors. The Retail Funds seek as Independent Directors or Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds’ boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. The Board has four Committees: (1) Audit Committee, (2) Governance Committee, (3) Valuation, Insurance and Compliance Committee and (4) Investment Committee. The Investment Committee has three Sub-Committees focusing on the Fund's primary areas of investment, namely equities, fixed income and alternatives, as detailed below. Five of the Independent Directors serve as members of the Audit Committee, four Independent Directors serve as members of the Governance Committee, three Directors, including two Independent Directors, serve as members of the Valuation, Insurance and Compliance Committee and all of the Directors serve as members of the Investment Committee.

The Independent Directors are charged with recommending to the full Board approval of management, advisory and administration contracts and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time.

The Board of Directors of the Fund has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the ‘‘Exchange Act’’). The Audit Committee is charged with recommending to the full Board of Directors the engagement or discharge of the Fund’s independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm’s duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund’s system of internal controls; and preparing and submitting Audit Committee meeting minutes to the full Board of Directors. The Fund has adopted a formal, written Audit Committee Charter.

The members of the Fund’s Audit Committee are currently Frank L. Bowman, Wayne E. Hedien, Joseph J. Kearns, Michael E. Nugent and W. Allen Reed. None of the members of the Fund’s Audit Committees is an ‘‘interested person,’’ as defined under the Investment Company Act, of the Fund. Each Independent Director is also ‘‘independent’’ from the Fund as defined under the listing standards of the New York Stock Exchange. The current Chairman of the Audit Committee of the Fund is Joseph J. Kearns.

The Board of Directors of the Fund also has a Governance Committee. The Governance Committee identifies individuals qualified to serve as Independent Directors on the Fund’s Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund’s Independent Directors as candidates for election as Independent Directors, advises the Fund’s Board with respect to Board composition, procedures and committees, develops and recommends to the Fund’s Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund’s Board of Directors and any committees of the Board and oversees periodic evaluations of the Fund’s Board and its committees. The members of the Fund’s Governance Committee are currently Kathleen A. Dennis, Edwin J. Garn, Michael F. Klein and Fergus Reid, each of whom is an Independent Director. The current Chairman of the Governance Committee of the Fund is Fergus Reid.

The Fund does not have a separate nominating committee. While the Fund’s Governance Committee recommends qualified candidates for nominations as Independent Directors, the Board of Directors of the Fund believes that the task of nominating prospective Independent Directors is important enough to require the participation of all current Independent Directors, rather than a separate committee consisting of only certain Independent Directors. Accordingly, each current Independent Director (Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns, Michael F. Klein, Michael E. Nugent, W. Allen Reed and Fergus Reid) participates in the election and nomination of candidates for election as Independent Directors for the Fund. Persons recommended by the Fund’s Governance Committee as candidates for nomination as Independent Directors shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the New York Stock Exchange. While the Independent Directors of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund’s Board as they deem appropriate, they will consider nominations from stockholders to the Board. Nominations from stockholders should be in writing and sent to the Independent Directors as described below under the caption ‘‘—Stockholder Communications.’’

The Board has formed a Valuation, Insurance and Compliance Committee (effective October 1, 2006) to oversee the compliance function, review the valuation process and address insurance coverage for the Fund and the Board. The Valuation, Insurance and Compliance Committee currently consists of Messrs. Bozic, Johnson and Higgins. Messrs. Bozic and Johnson are Independent Directors. Mr. Bozic is the Chairperson of the Valuation, Insurance and Compliance Committee.

The Board has formed an Investment Committee (effective October 1, 2006) which will oversee the portfolio investment process for and reviews the performance of the Fund. The Investment Committee also recommends to the Board to approve or renew the Fund's Investment Advisory, Sub-Advisory and Administration Agreements. The members of the Investment Committee are Manuel H. Johnson, Frank L. Bowman, Michael Bozic, Kathleen A. Dennis, Edwin Garn, Wayne Hedien, James Higgins, Joseph Kearns, Michael Klein, Michael Nugent, Fergus Reid and W. Allen Reed. Manuel H. Johnson is the Chairperson of the Investment Committee.

The Investment Committee has three Sub-Committees, each with its own Chairperson. The Sub-Committees and their members are as follows: (1) Equity – W. Allen Reed (Chairperson), Michael E. Nugent and Frank L. Bowman; (2) Fixed-Income – Michael F. Klein (Chairperson), Fergus Reid, Michael Bozic and Edwin J. Garn; and (3) Closed-End, Money Market and Alternatives – Kathleen A. Dennis (Chairperson), James F. Higgins, Joseph J. Kearns and Wayne E. Hedien.

Stockholder Communications

Stockholders may send communications to the Fund’s Board of Directors. Stockholders should send communications intended for the Fund’s Board of Directors by addressing the communication directly to the Board of Directors (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Directors (or individual Board members) and by sending the communication to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other stockholder communications received by the Fund not directly addressed and sent to the Board of Directors will be reviewed and generally responded to by management, and will be forwarded to the Board of Directors only at management’s discretion based on the matters contained therein.

Compensation

Each Independent Director receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $75,000 and the Investment Committee Chairperson receives an additional annual retainer fee of $60,000. Other committee Chairpersons receive an additional annual retainer fee of $30,000 and the Investment Sub-Committee Chairpersons receive an additional annual retainer fee of $15,000. The aggregate compensation paid to each Independent Director is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Nugent receives an annual fee of $360,000 for his services as Chairman.

The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Directors of the Fund who are employed by the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Director.

The Fund has a Deferred Compensation Plan (the ‘‘DC Plan’’), which allows each Independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors throughout the year. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Director’s election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Director and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. Prior to April 1, 2004, the Institutional Funds maintained a similar Deferred Compensation Plan (the ‘‘Prior DC Plan’’), which also allowed each Independent Director to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Directors throughout the year. All amounts payable to the eligible Directors under the Prior DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

Set forth below are tables showing the estimated aggregate compensation to be paid by the Fund to each of its Directors, as well as the total compensation paid to each Director of the Fund by the Fund Complex for their services as Directors of such investment companies for the calendar year ended December 31, 2005. In all cases, there were no pension or retirement benefits accrued as part of the Fund’s expenses.

The amounts reflected in the following tables include amounts paid by the Fund Complex for services rendered during the calendar year ended in December 31, 2005 for each Fund within the Fund Complex, regardless of whether such amounts were actually received by the Directors during such year.

Name of Director	Estimated Aggregate Compensation from the Fund	Total Compensation from Fund Complex Paid to Directors and (Number of Other Funds and Portfolios in Fund Complex from which the Director received compensation)(5)
Independent Director
Frank L. Bowman(1)	$129	0	(0)
Michael Bozic(2)	327	$180,000	(170)
Kathleen A. Dennis(3)	136	0	(0)
Edwin J. Garn(3)	302	178,000	(170)
Wayne E. Hedien(1)(2)	302	180,000	(170)
Dr. Manuel H. Johnson	403	240,000	(170)
Joseph J. Kearns(1)(4)	368	217,000	(171)
Michael F. Klein(3)	136	0	(0)
Michael E. Nugent(1)(2)(6)	480	210,000	(170)
W. Allen Reed(1)	136	0	(0)
Fergus Reid(3)	352	315,000	(171)
Interested Director
James F. Higgins(2)	—	0	(170)

(1)	Member of the Audit Committee. Mr. Kearns is the Chairman of the Audit Committee.

(2)	Member of the Valuation, Insurance and Compliance Committee. Mr. Bozic is the Chairman of the Valuation, Insurance and Compliance Committee.

(3)	Member of the Governance Committee. Mr. Reid is the Chairman of the Governance Committee.

(4)	Includes amounts deferred at the election of the Director under the DC Plan.

(5)	Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

(6)	As of July 1, 2006, Mr. Nugent replaced the former Chairman of the Board of the Retail Funds and Institutional Funds. As a result, Mr. Nugent receives the annual fee for this service as Chairman of the Board of the Retail Funds and the Instituional Funds from that date.

All Directors are members of the Investment Committee.

Prior to December 31, 2003, 49 of the Retail Funds (the ‘‘Adopting Funds’’) had adopted a retirement program under which an Independent Director who retired after serving for at least five years as an Independent Director of any such fund (an ‘‘Eligible Director’’) would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On

December 31, 2003, the amount of accrued retirement benefits for each Eligible Director was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Director’s retirement as shown in the table below.

The following table illustrates the retirement benefits accrued to the Fund’s Independent Directors by the Adopting Funds for the calendar year ended December 31, 2005, and the estimated retirement benefits for the Independent Directors from the Adopting Funds for each calendar year following retirement. Messrs. Bowman, Kearns, Klein, Reed and Reid and Ms. Dennis did not participate in the retirement program.

Name of Director	Retirement Benefits Accrued as Fund Expenses By All Adopting Funds		Estimated Annual Benefits Upon Retirement(1) From All Adopting Funds
Michael Bozic	$19,439		$46,871
Edwin J. Garn	(10,738	)(2)	46,917
Wayne E. Hedien	37,860		40,020
Dr. Manuel H. Johnson	19,701		68,630
Michael E. Nugent	35,471		61,377

(1)	Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Director’s life.

(2)	Mr. Garn’s retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been over-accrued.

The Board of Directors is divided into three classes, each class having a term of three years. Each year the term of one class will expire and is elected at the annual meeting of stockholders. See ‘‘Certain Provisions of Maryland Law and of the Fund's Charter and Bylaws.’’

As of the date of this prospectus, the aggregate number of common shares of the Fund owned by the Fund’s officers and Directors as a group was less than 1% of the Fund’s common shares outstanding.

The Charter and the Bylaws of the Fund provide that the Fund will indemnify, and pay or reimburse reasonable expenses before final disposition of a proceeding to, directors, officers, employees or agents of the Fund to the fullest extent permitted by the Maryland General Corporation Law (the ‘‘MGCL’’) and the Investment Company Act. Maryland law requires a corporation (unless its charter provides otherwise, which the Fund's Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity, or in the defense of any claim, issue or matter in such a proceeding. Under Maryland law, a corporation may indemnify any director or officer made a party to any proceeding by reason of service in that capacity unless it is established that (1) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (A) was committed in bad faith or (B) was the result of active and deliberate dishonesty; (2) the director or officer actually received an improper personal benefit in money, property or services; or (3) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation generally may not indemnify for an adverse judgment in a suit by or in the right of the corporation. Also, a Maryland corporation generally may not indemnify for a judgment of liability on the basis that personal benefit was improperly received. In either of these cases, a Maryland corporation may indemnify for expenses only if a court orders indemnification. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer. First, however, the corporation must receive a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met. The termination of any proceeding by conviction, or upon a plea of nolo contendere or its equivalent, or an entry of any order of probation prior to judgment, creates a rebuttable presumption that the director or officer did not meet the requisite standard of conduct required for indemnification to be permitted. The Charter further provides that to the fullest extent permitted by Maryland law, and subject to the requirements of the Investment Company Act, no director or officer will be liable to the Fund or its stockholders for money damages. Under Maryland law, a corporation may restrict or limit the liability of directors or officers to the corporation or its stockholders for money damages, except to the extent that such liability results from (1) the actual receipt of an improper benefit or profit in money, property, or services, or (2) active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding.

Investment Adviser and Sub-Adviser

Morgan Stanley Investment Management Inc. serves as the Fund’s investment adviser. The Adviser provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement. The Adviser is a registered investment adviser under the Advisers Act. The Adviser provides portfolio management services to taxable and nontaxable institutions, international organizations and individuals investing in United States and international equity and fixed income securities. As of June 30, 2006, the Adviser, together with its affiliated asset management companies, had approximately $437.8 billion of assets under management. The Adviser’s principal address is 1221 Avenue of the Americas, New York, NY 10020. The Adviser currently acts as adviser for 181 investment funds, including 177 funds registered under the Investment Company Act. Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

The Adviser also has obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its A-share Quota. Potential investors should note that there is no guarantee that the Adviser will continue to benefit from the A-share Quota.

The Adviser emphasizes a global investment strategy and benefits from research coverage of a broad spectrum of equity investment opportunities worldwide. The Adviser draws upon the capabilities of its asset management specialists located in its various offices throughout the world, including New York, London, Singapore, Tokyo and Mumbai. It also draws upon the research capabilities of Morgan Stanley and its other affiliates, as well as the research and investment ideas of other companies whose brokerage services the Adviser utilizes.

The sub-adviser is Morgan Stanley Investment Management Company, a wholly-owned subsidiary of Morgan Stanley, whose address is 23 Church Street, 16-01 Capital Square, Singapore 049481.

Investment Advisory Agreement; Sub-Advisory Agreement

Under the terms of the Investment Advisory Agreement, the Adviser will supervise the investment activities of the Fund; obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties under the Investment Advisory Agreement; continuously manage the assets of the Fund in a manner consistent with the investment objective and policies of the Fund; determine the securities to be purchased, sold or otherwise disposed of by the Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of the Fund, as the Adviser shall deem necessary or appropriate. The Adviser will also furnish to or place at the disposal of the Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Adviser in the discharge of its duties as the Fund may, from time to time, reasonably request.

The Fund will pay all of its other expenses, including, among others, legal fees and expenses of counsel to the Fund; auditing and accounting expenses; taxes and governmental fees; listing fees; dues and expenses incurred in connection with membership in investment company organizations; fees and expenses of the Fund’s custodians, subcustodians, transfer agents and registrars; fees and expenses with respect to administration, except as may be provided otherwise pursuant to administration agreements; expenses for portfolio pricing services by a pricing agent, if any; other expenses in connection with the issuance, offering and underwriting of shares issued by the Fund; expenses relating to investor and public relations; expenses of registering or qualifying securities of the Fund for public sale; freight, insurance and other charges in connection with the shipment of the Fund’s portfolio securities; brokerage commissions and other costs of acquiring or disposing of any portfolio holding of the Fund; expenses of preparation and distribution of reports, notices and dividends to stockholders; expenses of the dividend reinvestment plan (except for brokerage expenses paid by participants in such plan); costs of stationery; any litigation expenses; and costs of stockholders’ and other meetings.

For services under the Investment Advisory Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund’s average weekly net assets.

Under the Investment Advisory Agreement, the Adviser is permitted to provide investment advisory services to other clients. Conversely, information furnished by others to the Adviser in the course of providing services to clients other than the Fund may be useful to the Adviser in providing services to the Fund.

The Investment Advisory Agreement continues in effect from year to year provided such continuance is specifically approved at least annually by (i) a vote of a majority of those members of the Board of Directors who are not ‘‘interested persons’’ of the Adviser or the Fund, cast in person at a meeting called for the purpose of voting on such approval and (ii) by a majority vote of either the Fund’s Board of Directors or the Fund’s outstanding voting securities. The Investment Advisory Agreement may be terminated at any time without payment of penalty by the Fund or by the Adviser upon 60 days’ written notice. The Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined under the Investment Company Act.

The Investment Advisory Agreement provides that the Adviser will not be liable for any act or omission, error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Investment Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by it of its obligations and duties under the Investment Advisory Agreement.

Pursuant to the Sub-Advisory Agreement, the Sub-Adviser has been retained, subject to the overall supervision of the Adviser, to continuously furnish investment advice concerning individual security selections, asset allocations and overall economic trends with respect to Chinese companies and to manage the portion of the Fund’s portfolio invested in securities issued by issuers located in China. The Adviser will pay the Sub-Adviser a fee in an amount to be determined from time to time by the Adviser and the Sub-Adviser dependent upon the fee paid to the Adviser by the Fund pursuant to the Investment Advisory Agreement.

A discussion regarding the Board of Directors' approval of the Investment Advisory Agreement and Sub-Advisory Agreement will be available in the Fund's Annual Report to Stockholders for the period ended December 31, 2006. The fee payable from the Adviser to the Sub-Adviser may range from no payment up to the total amount of the fee paid by the Fund to the Adviser.

Portfolio Manager

The Fund’s assets will be managed by members of the Adviser’s Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team who will be responsible for the day-to-day management of the Fund are James Cheng, a Managing Director of the Sub-Adviser, and Homiyar Vasania, an Executive Director of the Sub-Adviser. Mr. Cheng has been associated with the Adviser in an investment management capacity since July 2006 and will begin managing the Fund at its inception. Mr. Vasania has been associated with the Adviser in an investment management capacity since March 2000 and will begin managing the Fund at its inception.

The Emerging Markets Equity team is comprised of 15 dedicated portfolio manager/analysts located in New York, Singapore and Mumbai (India) that have extensive experience in analyzing emerging markets equity securities for investors. The regional teams (Asia ex Japan, Latin America, Emerging Europe, Middle East, Africa and India Sub-Continent), which are subsets of the Emerging Markets Equity team, are responsible for stock selection. Messrs. Cheng and Vasania focus on country allocation relying heavily on input from the regional teams (13 of the 15 other dedicated portfolio managers are responsible for stock selection). Portfolio managers generally specialize by region, with the exception of a few specialized groups focusing on key sectors including telecommunications, technology, commodities and energy.

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Adviser and Sub-Adviser have adopted trade allocation and other policies and procedures that they believe are reasonably designed to address these and other conflicts of interest.

Other Accounts Managed by the Portfolio Managers.    As of August 28, 2006, Mr. Cheng managed eight registered investment companies with a total of approximately $4.0 billion in assets; five pooled investment vehicles other than mutual funds with a total of approximately $1.6 billion in assets; and nine accounts with a total of approximately $5.5 billion in assets. Mr. Vasania did not manage any mutual funds, pooled investment vehicles or other accounts at August 28, 2006.

Portfolio Manager Compensation Structure.    The portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

Base Salary Compensation.    Generally, the portfolio managers receive base salary compensation based on the level of his or her position with the Adviser.

Discretionary Compensation.    In addition to base compensation, the portfolio managers may receive discretionary compensation. Discretionary compensation can include:

•	Cash Bonus;

•	Morgan Stanley’s Equity Incentive Compensation Program (EICP) Awards—a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock that are subject to vesting and other conditions;

•	Investment Management Deferred Compensation Plan (IMDCP) Awards—a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated Funds advised by the Adviser or its affiliates. The award is subject to vesting and other conditions. A portfolio manager must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds he or she manages that are included in the IMDCP Fund menu, which may or may not include the Fund; and

•	Voluntary Deferred Compensation Plans—voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan Stanley stock units.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

•	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for the one-, three- and five-year periods measured against an appropriate securities market index (or indices) for the funds/accounts managed by the portfolio manager. In the case of the Fund, the Fund’s investment performance will be measured against the MSCI China A Share Index. Other funds/accounts managed by the same portfolio manager may be measured against this same index, if appropriate, or against another index (or indices) that is deemed a more appropriate size-and/or style-specific to such fund/account as disclosed in such fund’s/account’s disclosure materials or guidelines. The assets managed by the portfolio managers in funds, pooled investment vehicles and other accounts are described above under ‘‘Other Accounts Managed by the Portfolio Managers.’’ Generally, the greatest weight is placed on the three- and five-year periods;

•	Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager;

•	Contribution to the business objectives of the Adviser and/or Sub-Adviser;

•	The dollar amount of assets managed by the portfolio manager;

•	Market compensation survey research by independent third parties;

•	Other qualitative factors, such as contributions to client objectives; and

•	Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

Securities Ownership of Portfolio Managers.    As of August 31, 2006, Messrs. Cheng and Vasania did not own any securities in the Fund.

The Administrator

Morgan Stanley Investment Management Inc. serves as administrator to the Fund pursuant to the Administration Agreement. Under the Administration Agreement, the administrative fee is 0.08% of the Fund’s average daily net assets. The Administration Agreement covers administrative costs (including out-of-pocket expenses incurred in the ordinary course of providing services under the Administration Agreement), except pricing services and extraordinary expenses.

Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (‘‘JPMIS’’), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board of Directors, the Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a ‘‘net’’ basis with non-affiliated dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter’s concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

The placing and execution of orders for the Fund also is subject to restrictions under U.S. securities laws, including certain prohibitions against trading among the Fund and its affiliates (including the Adviser or its affiliates). The Fund may utilize affiliates of the Adviser in connection with the purchase or sale of securities in accordance with rules adopted or exemptive orders granted by the Securities and Exchange Commission when the Adviser believes that the charge for the transaction does not exceed usual and customary levels. In addition, the Fund may purchase securities in a placement for which affiliates of the Adviser have acted as agent to or for issuers, consistent with applicable rules adopted by the Securities and Exchange Commission or regulatory authorization, if necessary. The Fund will not purchase securities from or sell securities to any affiliate of the Adviser acting as principal. The Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.

Securities trading in China A-shares currently may only be executed through one specified China securities trading house or broker per exchange. While the Adviser will select brokers it believes are capable of providing favorable prices and efficient executions, the limitation of one broker per exchange may inhibit its ability to achieve best execution for all trades. CSRC and SAFE have adopted measures that would permit a QFII to engage up to three brokers for each of the Shanghai Stock Exchange and the Shenzhen Stock Exchange. However, these measures have not yet been implemented by either the Shanghai Stock Exchange or the Shenzhen Stock Exchange.

With respect to all transactions in securities other than China A-shares, the policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

With respect to all transactions in securities other than China A-shares, in seeking to implement the Fund’s policies, the Adviser effects transactions with those brokers who the Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Adviser believes the prices and executions are obtainable from more than one broker, it may give consideration to placing portfolio transactions with that broker who also furnishes research and other services to the Fund or the Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Adviser from brokers and dealers may be utilized by the Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

The Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objective, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

NET ASSET VALUE

The Fund determines its net asset value no less frequently than the close of business on the last business day of each week by dividing the value of the net assets of the Fund (the value of its assets less its liabilities) by the total number of common shares outstanding. In valuing the Fund’s assets, securities listed on a foreign exchange, including the Shanghai, Shenzhen, Hong Kong and Singapore Stock Exchanges, are valued at their closing price. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on the NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund’s Board of Directors. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund’s net asset value will reflect certain portfolio securities’ fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

All assets or liabilities of the Fund not denominated in U.S. dollars are initially valued in the currency in which they are denominated and then are translated into U.S. dollars at the prevailing foreign exchange rate on the date of valuation. The Fund’s obligation to pay any local taxes, such as withholding taxes on remittances from China, are booked as a liability on the date the Fund recognizes income or marks-to-market its assets and has the effect of reducing the Fund’s net asset value.

DIVIDENDS AND DISTRIBUTIONS; DIVIDEND REINVESTMENT PLAN

Subject to the Investment Regulations, the Fund intends to distribute to stockholders annually all or substantially all of its investment company taxable income and net capital gain, subject to compliance with the investment and repatriation restrictions imposed by the CSRC and SAFE. See ‘‘Tax Matters—U.S. Federal Income Taxes.’’ The Fund may elect annually to retain for reinvestment any net realized long-term capital gains.

Net realized profits from the Fund’s investment activities in China for any fiscal year may only be distributed to stockholders following completion of an audit of the Adviser's activities relating to its A-share Quota by an independent Chinese auditor for such period, and following payment by the Fund of all applicable taxes. The audit performed by the Chinese auditor is solely to determine the amount of the Fund's net realized profits that may be repatriated. Such audit is separate and independent from the audit of the Fund's financial statements by its independent registered public accounting firm in accordance with GAAP. All transfers and repatriations require the approval of SAFE. There is no time limit to how long this process could take and the Fund cannot assure that it will be done on a timely basis. The Fund therefore reserves the right not to pay any dividends, or to delay the payment thereof in the event that the Adviser is not satisfied that it can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax. See ‘‘Tax Matters—U.S. Federal Income Taxes.’’

Pursuant to the Dividend Reinvestment Plan (the ‘‘Plan’’), each stockholder is deemed to have elected, unless the Plan Agent is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by Computershare (the ‘‘Plan Agent’’), in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by Computershare, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o the Plan Agent for Morgan Stanley China A Share Fund, Inc.

The Plan Agent serves as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or realized capital gains distribution payable either in the Fund’s common shares or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common shares to be issued by the Fund. If the market price per common share on the valuation date equals or exceeds net asset value per common share on that date, the Fund will issue new shares to participants at net asset value unless the net asset value is less than 95% of the market price on the valuation date, in which case, at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund’s common shares are then listed, the next preceding trading day. If the net asset value exceeds the market price of common shares at such time, or if the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy the Fund’s common shares in the open market, or elsewhere, with the cash in respect of the dividend or distribution, for the participants’ account on, or shortly after, the payment date.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder’s proxy includes those shares purchased pursuant to the Plan.

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or distributions. The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions are paid by the Fund. However, each participant’s account is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant also pays brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are generally less than the usual brokerage charges, because the Plan Agent purchases stock for all participants in blocks and prorates the lower commission thus attainable.

The automatic reinvestment of dividends and distributions does not relieve participants of any income tax that may be payable on such dividends and distributions. See ‘‘Tax Matters—U.S. Federal Income Taxes.’’

The Fund reserves the right to amend, suspend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all stockholders at least 90 days before the record date for the dividend or distribution. The Fund may exercise this right, for example, because of the need to limit the amount of its investments in China A-shares and other permitted China securities to the size of the Adviser's A-share Quota. See ‘‘The Fund's Investments—Quotas for Investments in China.’’ The Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all stockholders. All correspondence concerning the Plan should be directed to the Plan Agent for Morgan Stanley China A Share Fund, Inc. at Morgan Stanley China A Share Fund, Inc., Dividend Reinvestment Plan, Computershare Shareholder Services, Inc., P.O. Box 43010, Providence, RI, 09240-3010.

DESCRIPTION OF COMMON SHARES

The Fund is a corporation organized under the laws of the state of Maryland pursuant to its Charter, consisting of Articles of Amendment and Restatement filed with the Maryland State Department of Assessments and Taxation on September 5, 2006. The Fund is authorized to issue 100,000,000 shares of common stock, par value $0.01 per common share. Each common share, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable and will have no conversion, preemptive or other subscription rights. Each common share has one vote per share on all matters to be voted upon by stockholders, and stockholders may not cumulate their votes in the election of Directors. Thus, holders of more than 50% of the shares voting for the election of Directors have the power to elect all of the successors of the class of Directors whose term expires at that meeting. All shares are equal as to assets, earnings and the receipt of dividends and distributions, if any, as may be declared by the Board of Directors out of funds available therefore; however, the Fund’s Board of Directors has the authority to classify and reclassify any authorized but unissued shares of capital stock and to establish the rights and preferences of such unclassified shares. In the event of liquidation, dissolution or winding up of the Fund, each share of common stock is entitled to receive its proportion of the Fund’s assets remaining after payment of all debts and expenses and the amounts to which holders of any class of stock hereafter classified or reclassified having a preference on distributions in liquidation, dissolution or winding up of the Fund may be entitled. See ‘‘Certain Provisions of Maryland Law and of the Fund's Charter and Bylaws.’’

The Fund has no present intention of offering any additional common shares, except that additional common shares may be issued under the Plan. Any additional offerings of common shares will require approval by the Fund’s Board of Directors. Any additional offering of common shares will be subject to the requirements of the Investment Company Act, which provides that shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund has applied to list its common shares on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘CAF.’’ Net asset value will be reduced immediately following the offering of common shares by the amount of the sales load and offering costs paid by the Fund. See ‘‘Summary of Fund Expenses.’’

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a stockholder determines to buy additional common shares or sell shares already held, the stockholder may do so by trading through a broker on the New York Stock Exchange or otherwise. Shares of closed-end investment companies frequently trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, net asset value, relative demand for and supply of such shares in the market, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. See ‘‘Principal Risks of the Fund.’’ The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund is a closed-end investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of the MGCL, the Fund may borrow to finance the repurchase of common shares.

The Fund currently intends to issue its common shares without certificates, as permitted under Maryland law.

CERTAIN PROVISIONS OF MARYLAND
LAW AND OF THE FUND'S CHARTER AND BYLAWS

The Fund's Charter and Bylaws include provisions that could limit the ability of others to acquire control of the Fund, to modify the structure of the Fund or to cause it to engage in certain transactions. These provisions also could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of the Fund in a tender offer or similar transaction. In the opinion of the Fund, however, these provisions offer several possible advantages. They potentially require persons seeking control of the Fund to negotiate with its management regarding the price to be paid for the common shares required to obtain such control, they promote continuity and stability and they enhance the Fund's ability to pursue long-term strategies that are consistent with its investment objective.

The following paragraphs summarize certain provisions of Maryland law and the Fund's Charter and Bylaws. The summary does not purport to be complete and is subject to and qualified in its entirety by reference to Maryland law and to the Fund's Charter and Bylaws.

Size and Classification of the Board Of Directors

The Fund's Charter provides that the number of directors of the Fund shall be established by the Fund's Bylaws, but shall not be less than the minimum number required by the MGCL. Any vacancy on the Board of Directors will be filled, at any regular meeting or at any special meeting called for that purpose, by a majority vote of the remaining Directors, even if the remaining Directors do not constitute a quorum, except that a vacancy resulting from an increase in the number of Directors will be filled by a majority vote of the entire Board of Directors. A Director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies.

The Fund's Bylaws provide for a staggered Board of Directors comprised of three classes as nearly equal in size as possible. Each class holds office until the third annual meeting for election of Directors following the election of such class. We believe that classification of the Fund's Board of Directors will help to assure the continuity and stability of the Fund's business strategies and policies. The classified Director provision may make the replacement of incumbent directors more time consuming and difficult. This could discourage a third party from making a tender offer or otherwise attempting to obtain control of us, even though such an attempt might be beneficial to us and our stockholders. A change in a majority of the Fund's Board of Directors will generally require at least two annual meetings of stockholders, instead of one. Thus, the classified Board provision could increase the likelihood that incumbent Directors will retain their positions.

Removal of Directors

The Fund's Charter provides that the Fund's Directors may be removed from office, with or without cause, by the affirmative vote of two-thirds of all outstanding shares of stock entitled to vote in the election of Directors. This provision, when coupled with the provision in the Bylaws authorizing the Board of Directors to fill vacant directorships, precludes stockholders from removing incumbent Directors and filling the vacancies created by such removal with their own nominees, except upon a substantial affirmative vote.

Business Combinations

Under Maryland law, certain ‘‘business combinations,’’ including a merger, consolidation, share exchange, or, in certain circumstances, an asset transfer or issuance or reclassification of equity securities, between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. An interested stockholder is defined as:

•	any person who beneficially owns, directly or indirectly, ten percent or more of the voting power of the corporation's shares; or

•	an affiliate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of ten percent or more of the voting power of the then outstanding voting stock of the corporation.

At the conclusion of the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•	two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom (or with whose affiliate) the business combination is to be effected.

These super-majority vote requirements do not apply if the corporation's common stockholders receive a minimum price (as defined under Maryland law) for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares. None of these provisions of the Maryland law will apply, however, to business combinations that are approved or exempted by the board of directors of the corporation prior to the time that the interested stockholder becomes an interested stockholder.

The business combination statute is not applicable to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the business combination statute, provided that the resolution shall not be effective with respect to a business combination with any person who has become an interested stockholder before the time that the resolution is adopted.

The Fund's Board of Directors has not adopted such a resolution and thus, unless the Fund's Board of Directors adopts such a resolution in the future, the business combination statute will not be applicable to business combinations of the Fund with any person or entity. As a result, persons may be able to enter into business combinations with us that may not be in the best interests of our stockholders, without compliance with a super majority vote requirements and other provisions of Maryland law.

Control Share Acquisitions

Maryland law provides that ‘‘control shares’’ of a Maryland corporation acquired in a ‘‘control share acquisition’’ have no voting rights except to the extent approved by a stockholder vote of two-thirds of the votes entitled to be cast on the matter. Shares of stock owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. ‘‘Control shares’’ are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or shares of stock for which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power: one-tenth or more, but less than one-third of all voting power; one-third or more, but less than a majority of all voting power; or a majority or more of all voting power.

Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A ‘‘control share acquisition’’ means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition, upon satisfaction of certain conditions (including an undertaking to pay expenses), may compel the Fund's Board of Directors to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. If no request for a meeting is made, the Fund may present the question at any stockholders' meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may be able to redeem any or all of the control shares (except those for which voting rights previously have been approved) for fair value. Fair value is determined without regard to the absence of voting rights for control shares as of the date of the last control share acquisition or of any meeting of stockholders at which the voting rights of control shares are considered and not approved. If voting rights for the control shares are approved at a stockholders' meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders of the corporation shall have the rights of objecting stockholders under Maryland law to demand and receive from the corporation payment of the fair value of such stockholder's stock. The fair value of the stock of a stockholder exercising the rights of objecting stockholders in such instance may not be less than the highest price per share paid by the acquiring person in the control share acquisition. Some of the limitations and restrictions otherwise applicable to the exercise of dissenters' rights do not apply in the context of a control share acquisition.

The control share acquisition statute does not apply to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or to acquisitions approved or exempted by the charter or bylaws of the corporation. The control share acquisition statute also does not apply to a corporation registered under the Investment Company Act as a closed-end investment company unless its board of directors adopts a resolution to be subject to the control share acquisition statute, provided that the resolution shall not be effective with respect to any person who has become a holder of control shares before the time that the resolution is adopted.

The Fund's Board of Directors has not adopted such a resolution and thus unless the Fund's Board of Directors adopts such a resolution in the future, the control share acquisition statute will not be applicable to control shares of the Fund acquired in a control share acquisition.

Advance Notice of Director Nominations and New Business

The Fund's Bylaws provide that (a) with respect to an annual meeting of stockholders, nominations of persons for election to the Fund's Board of Directors and the proposal of business to be considered by stockholders may be made only (i) pursuant to the Fund's notice of the meeting; (ii) by or at the direction of the Fund's Board of Directors; or (iii) by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the Bylaws; and (b) with respect to special meetings of stockholders, only the business specified in the Fund's notice of the meeting may be brought before the special meeting of stockholders and nominations of persons for election to the Fund's Board of Directors may be made only (i) pursuant to the Fund's notice of the meeting; (ii) by or at the direction of the Fund's Board of Directors; or (iii) provided that the Fund's Board of Directors has determined that Directors shall be elected at such meeting, by a stockholder who is entitled to vote at the meeting and has complied with the advance notice procedures set forth in the bylaws.

The purpose of requiring stockholders to provide the Fund with advance notice of nominations and other business is to afford the Fund's Board of Directors a meaningful opportunity to consider the qualifications of the proposed nominees or the advisability of the other proposed business and, to the extent deemed necessary or desirable by the Fund's Board of Directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although the Fund's Bylaws do not give the Fund's Board of Directors any power to disapprove stockholder nominations for the election of Directors or proposals for action, this advance notice procedure may have the effect of precluding a contest for the election of Directors or the consideration of stockholder proposals if the proper procedures are not followed, and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of Directors or to approve its own proposal, without regard to whether consideration of such nominees or proposals might be harmful or beneficial to the Fund and its stockholders.

Unsolicited Takeovers

Under Maryland law, a Maryland corporation with a class of equity securities registered under the Exchange Act and at least three independent directors may elect to be subject to certain statutory provisions relating to unsolicited takeovers which, among other things, would automatically vest in the board of directors the exclusive right to determine the number of directors and the exclusive right, by the affirmative vote of a majority of the remaining directors, to fill vacancies on the board of directors, even if the remaining directors do not constitute a quorum. These statutory provisions relating to unsolicited takeovers also provide that any director elected to fill a vacancy shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred, rather than the next annual meeting as would otherwise be the case and until his successor is elected and qualified.

An election to be subject to any or all of the foregoing statutory provisions may be made in the Fund's Charter or Bylaws, or by a resolution of the Fund's Board of Directors without stockholder approval. Any such statutory provision to which the Fund elects to be subject will apply even if other provisions of Maryland law or the Fund's Charter or Bylaws provide to the contrary. Neither the Fund's Charter nor the Fund's Bylaws provide that the Fund is subject to any of the foregoing statutory provisions relating to unsolicited takeovers. However, the Fund's Board of Directors could adopt a resolution or amend the Bylaws of the Fund, without stockholder approval, to elect to become subject to some or all of these statutory provisions.

Amendment to the Charter and Bylaws; Meetings of Stockholders

The Fund's Charter may be amended only if declared advisable by the Board of Directors and approved by the stockholders by the affirmative vote of at least a majority of all of the votes entitled to be cast on the matter by the stockholders, except with respect to certain items noted below that have a super-majority stockholder vote requirement. The Fund's Bylaws may be amended only by the Board of Directors by a majority vote of the Board of Directors.

The affirmative vote of the holders of 75% or more of the outstanding shares is required to (1) convert the Fund from a closed-end to an open-end investment company, (2) merge or consolidate with any other entity or enter into a share exchange transaction in which the Fund is not the successor corporation, (3) dissolve or liquidate the Fund, (4) sell all or substantially all of its assets, (5) cease to be an investment company registered under the Investment Company Act, (6) issue to any person securities in exchange for property worth $1,000,000 or more, exclusive of sales of securities in connection with a public offering, issuance of securities pursuant to a dividend reinvestment plan or other stock dividend or issuance of securities upon the exercise of any stock subscription rights or (7) amend, alter or repeal the above provisions in the Fund’s Charter. However, if such action has been declared advisable, approved or authorized by the affirmative vote of at least 70% of the entire Board of Directors, the affirmative vote of only a majority of the outstanding shares would be required for approval, except in the case of the issuance of securities, in which no stockholder vote would be required unless otherwise required by applicable law. The principal purpose of the above provisions is to increase the Fund’s ability to resist takeover attempts and attempts to change the fundamental nature of the business of the Fund that are not supported by either the Board of Directors or a large majority of the stockholders. These provisions make it more difficult to liquidate, take over or open-end the Fund and thereby are intended to discourage investors from purchasing its shares with the hope of making a quick profit by forcing the Fund to change its structure.

These provisions, however, would apply to all actions proposed by anyone, including management, and would make changes in the Fund’s structure accomplished through a transaction covered by the provisions more difficult to achieve. The foregoing provisions also could impede or prevent transactions in which holders of common shares might obtain prices for their shares in excess of the current market prices at which the Fund’s shares were then trading. Although these provisions could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund, the Fund believes the conversion of the Fund from a closed-end to an open-end investment company to eliminate the discount may not be desired by stockholders, who purchased their common shares in preference to stock of the many mutual funds available.

The Fund will hold annual meetings as required by the rules of the New York Stock Exchange. Under Maryland law and the Fund’s Bylaws, the Fund is required to call a special meeting of its stockholders upon the written request of stockholders entitled to cast at least a majority of all the votes entitled to be cast at such special meeting. Any request for such a special meeting must state the purpose of the meeting and the matters proposed to be acted on at it. The Secretary of the Fund shall (i) inform the stockholders who make the request of the reasonably estimated cost of preparing and mailing a notice of the meeting, and (ii) on payment of these costs to the Fund notify each stockholder entitled to notice of the meeting.

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company with no operating history (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the stockholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the stockholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at ‘‘net asset value.’’ Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage a mutual fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of stockholders, the Fund’s Board of Directors might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board of Directors will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per common share. The Board of Directors might also consider converting the Fund to an open-end mutual fund, which would also require a vote of the stockholders of the Fund.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company, and as such its stockholders do not have the right to cause the Fund to redeem their common shares. The Fund, however, may repurchase common shares from time to time in the open market or in private transactions when it can do so at prices at or below the current net asset value per common share on terms that represent a favorable investment opportunity. Subject to its investment limitations and to applicable provisions of Maryland law, the Fund may borrow to finance the repurchase of shares. The payment of interest on borrowings will increase the Fund’s expenses and consequently reduce net income. In addition, the Fund is required under the Investment Company Act to maintain ‘‘asset coverage’’ of not less than 300% of its ‘‘senior securities representing indebtedness’’ as such terms are defined in the Investment Company Act.

The Fund’s common shares will trade in the open market at a price that is a function of several factors, including their net asset value and yield. The shares of closed-end investment companies frequently trade at a discount from, but sometimes at a premium over, their net asset values. See ‘‘Principal Risks of the Fund.’’ There can be no assurance that it will be possible for investors to resell shares of the Fund at or above the price at which shares are offered by this prospectus or that the market price of the Fund’s shares will equal or exceed net asset value. The Fund may from time to time repurchase its shares at prices below their net asset value or make a tender offer for its shares. While this may have the effect of increasing the net asset value of those shares that remain outstanding, the effect of such repurchases on the market price of the remaining shares cannot be predicted.

Any offer by the Fund to repurchase common shares will be made at a price based upon the net asset value of the common shares at the close of business on or within 14 days after the last date of the offer. Each offer will be made and stockholders notified in accordance with the requirements of the Exchange Act and the Investment Company Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a repurchase offer is authorized by the Fund’s Board of Directors, a stockholder wishing to accept the offer may be required to offer to sell all (but not less than all) of the common shares owned by such stockholder (or attributed to him for federal income tax purposes under Section 318 of the Code). The Fund will purchase all common shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering common shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any service charges will not be deducted from the consideration paid for the tendered common shares. During the period of a repurchase offer, the Fund’s stockholders will be able to determine the Fund’s current net asset value (which will be calculated weekly) by use of a toll free telephone number.

TAX MATTERS

U.S. Federal Income Taxes

The following is a summary of material U.S. federal income tax consequences that may be relevant to a stockholder acquiring, holding and disposing of common shares of the Fund. This discussion addresses only U.S. federal income tax consequences to stockholders who hold their shares as capital assets and does not address all of the U.S. federal income tax consequences that may be relevant to particular stockholders in light of their individual circumstances. This discussion also does not address all of the tax consequences that may be relevant to stockholders who are subject to special rules, including, without limitation, financial institutions, insurance companies, dealers and traders in securities, tax-exempt or tax-deferred plans, accounts, or entities, U.S. stockholders whose functional currency is other than the U.S. dollar or stockholders who engage in constructive sale or conversion transactions. In addition, the discussion does not address state, local or foreign tax consequences, and it does not address any U.S. federal tax consequences other than U.S. federal income tax consequences. The discussion reflects applicable U.S. tax laws as of the date of this prospectus; U.S. tax law may be changed or subject to new interpretations by the courts or the Internal Revenue Service (‘‘IRS’’) retroactively or prospectively. Investors are urged to consult their own tax advisors to determine the specific tax consequences to them of investing in the Fund including the applicable U.S. federal, state, local and foreign tax consequences to them and the effect of possible changes in tax laws.

The Fund intends to elect to be treated and to qualify each year as a ‘‘regulated investment company’’ under Subchapter M of the Code, and this discussion assumes that the Fund will qualify as a regulated investment company.

Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund’s annual gross income be derived from interest, dividends, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to its business of investing in such securities or currencies, and interests in ‘‘qualified publicly traded partnerships,’’ as defined in the Code; and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the Fund’s assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), in two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or business or related trades or businesses, or in one or more ‘‘qualified publicly traded partnerships,’’ as defined in the Code.

If the Fund qualifies as a regulated investment company, it generally will not be subject to U.S. federal income tax on its net investment income, including net capital gain, distributed (or deemed distributed, as described below) to stockholders, provided that, for each taxable year, the Fund distributes (or is treated as distributing) to its stockholders an amount equal to or exceeding 90% of its ‘‘investment company taxable income’’ as that term is defined in the Code (which includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses). The Fund intends to distribute annually all or substantially all of its investment company taxable income and net capital gain. However, the Fund will create a reserve account with respect to earnings on certain investments in China that are not currently subject to withholding tax but are expected to become subject to withholding tax on a retroactive basis. To the extent the Fund does not distribute all of its net capital gain, requiring it to pay U.S. federal income tax on the retained gain, the Fund may elect to treat such capital gains as having been distributed to stockholders. In that case, stockholders of record on the last day of the Fund's taxable year will be required to include their attributable share of the retained gain in income for the year as a long-term capital gain, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund as well as an increase in the basis of their shares to reflect the difference between their attributable share of the gain and the related credit or refund. If for any taxable year the Fund did not qualify as a regulated investment company, it would be treated as a corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level at a 35% U.S. federal tax rate and, when such income is distributed, to a further tax at the stockholder level to the extent of the Fund's current or accumulated earnings and profits.

The Fund generally will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year at least 98% of its ordinary income for that year and 98% of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses, including any available capital loss carryforwards) for the one-year period ending on October 31 of that year, plus certain other amounts. Generally, the Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income, prior to the end of each calendar year to avoid liability for this federal excise tax, but can give no assurances that all such liability will be eliminated. In particular, in its initial year the Fund may not make sufficient distributions to avoid being subject to this excise tax with respect to all or a portion of the income and gain it earns from the launch of the Fund until the end of October of such year. However, the Fund does not expect that any excise tax for this period will be material in amount.

In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable as ordinary income and dividends from net capital gain, if any, that are designated as capital gain dividends are taxable as long-term capital gains for U.S. federal income tax purposes without regard to the length of time the stockholder has held shares of the Fund. Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the stockholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below. The U.S. federal income tax status of all distributions will be reported to stockholders annually.

The Fund may receive ‘‘qualified dividend income,’’ as that term is defined in Section 1(h)(11) of the Code, from its investments and thus certain dividends distributed to individual stockholders attributable to the investment company taxable income of the Fund (if any) may qualify for the current maximum 15% federal tax rate on qualified dividend income. Capital gain dividends distributed by the Fund to individual stockholders generally will qualify for the current maximum 15% federal tax rate on long-term capital gains. Under current law, the maximum 15% tax rate on long-term capital gains and qualified dividend income will cease to apply for taxable years beginning after December 31, 2010; starting in 2011, the maximum rate on long-term capital gains is scheduled to revert to 20%, and all ordinary dividends would be taxed as ordinary income.

The Fund’s dividends and distributions will generally not qualify for any dividends received deduction that might otherwise be available for certain dividends received by stockholders that are corporations.

Dividends and distributions declared in October, November or December, payable to stockholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each stockholder in December of the year in which the dividend was declared. Under this rule, therefore, stockholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Each year, the Fund’s stockholders will receive a year-end statement designating the amounts of capital gains dividends, ordinary income dividends and qualified dividend income paid by the Fund during the preceding year. The tax status of dividends paid by the Fund is not affected by whether such dividends are reinvested or received in cash by stockholders.

Special tax rules may change the normal treatment of gains and losses recognized by the Fund when it invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as ‘‘passive foreign investment companies’’ and ‘‘controlled foreign corporations.’’ These special rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund. Additionally, the Fund may recognize income on such investments even when it has not received cash distributions; to the extent that the Fund realizes such ‘‘phantom income,’’ it may be forced to sell securities in order to make the requisite income distributions.

To the extent that the Fund invests in bonds issued with ‘‘original issue discount,’’ including zero coupon bonds, it may realize income prior to the receipt of cash payments with respect to these bonds. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise continue to hold in order to generate cash so that the Fund may make required distributions to its stockholders.

The redemption, sale or exchange of common shares normally will result in capital gain or loss to the holders of common shares. Generally, a stockholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporate stockholders at the rates applicable to ordinary income. For individual taxpayers, however, long-term capital gains are currently taxed at a maximum rate of 15%, while short-term capital gains and other ordinary income are currently taxed at a maximum rate of 35%.

No loss will be allowed on the redemption, sale or exchange of common shares if the stockholder purchases other common shares of the Fund (whether through reinvestment of distributions or otherwise) or the stockholder acquires or enters into a contract or option to acquire shares that are substantially identical to common shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption, sale or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Further, any losses realized on the redemption, sale or exchange of common shares held for six months or less will be treated as long-term capital losses to the extent of any capital gain dividends received (or amounts credited as undistributed capital gains) with respect to such common shares.

The Fund may be required to withhold taxes on certain dividends paid to stockholders who have not provided the Fund with their correct taxpayer identification numbers (which, in the case of individual stockholders, are normally their Social Security numbers), or are otherwise subject to back-up withholding. Stockholders who borrow money to buy Fund shares may not be permitted to deduct the interest on such borrowings. Under U.S. federal income tax rules, Fund shares may be treated as having been bought with borrowed money even if the purchase of the Fund shares cannot be traced directly to borrowed money. Holders are urged to consult their own tax advisors regarding the impact of an investment in common shares upon the deductibility of interest payable by the holders.

Foreign Tax Credits

The Fund may be subject to certain taxes imposed by China, Hong Kong and possibly by other foreign countries with respect to dividends, capital gains and interest income. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any Chinese or other foreign country’s income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its stockholders. The Fund expects to qualify for and may make this election. For any year that the Fund makes such an election, each stockholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the Chinese government or to another country’s government and the stockholders will be entitled, subject to certain limitations, to either deduct their allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. This treatment will not apply with respect to amounts the Fund reserves in anticipation of the imposition of withholding taxes not currently in effect (as discussed above). If these amounts are used to pay any tax liability of the Fund in a later year, they will be treated as paid by the stockholders in such later year, even if they are imposed with respect to income of an earlier year. Stockholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from the Fund’s election. However, such stockholders should not be disadvantaged either, because the amount of additional income they are deemed to receive equal to their allocable shares of such foreign countries’ income taxes paid by the Fund generally will not be subject to U.S. federal income tax.

The amount of Chinese or other foreign taxes that may be credited against a stockholder’s U.S. federal income tax liability generally will be limited, however, to an amount equal to the stockholder’s U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, the Fund’s gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain stockholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by the Fund. Each stockholder will be notified within 60 days after the close of the Fund’s taxable year whether, pursuant to the election described above, the foreign taxes paid by the Fund will be treated as paid by its stockholders for that year and, if so, such notification will designate (i) such stockholder’s portion of the foreign taxes paid to such country and (ii) the portion of the Fund’s dividends and distributions that represents income derived from sources within such country.

Foreign Stockholders

A ‘‘foreign investor’’ is an investor that, for U.S. federal income tax purposes, is a nonresident alien individual, a foreign corporation, a foreign partnership or a foreign estate trust. Taxation of a stockholder who, as to the United States, is a foreign investor depends, in part, on whether the stockholder’s income from the Fund is ‘‘effectively connected’’ with a United States trade or business carried on by the stockholder.

If the foreign investor’s income from the Fund is not effectively connected with a United States trade or business carried on by the foreign investor, distributions of net investment income and net short-term capital gains will be subject to a 30% (or lower treaty rate) United States withholding tax. The Fund is not required to withhold any amounts of distributions to foreign investors with respect to taxable years of the Fund beginning before January 1, 2008 that are properly designated by the Fund as ‘‘short-term capital gain dividends’’ or ‘‘qualified interest income,’’ provided that the income would not be subject to federal income tax if earned directly by the foreign investor. However, the Fund is expected to withhold such amounts even though it is not required to do so. Prospective investors are urged to consult their own tax advisors regarding the specific tax consequences relating to distributions of net short-term capital gains and qualified interest income. Furthermore, foreign investors may be subject to an increased United States tax on their income resulting from the Fund’s election (described above) to ‘‘pass-through’’ amounts of foreign taxes paid by the Fund, but may not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them. Distributions of net realized long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains, and gains realized upon the sale of shares of the Fund will not be subject to U.S. tax unless a foreign investor who is a nonresident alien individual is physically present in the United States for more than 182 days during the taxable year and, in the case of gain realized upon the sale of Fund shares, unless (i) such gain is attributable to an office or fixed place of business in the United States or (ii) such nonresident alien individual has a tax home in the United States and such gain is not attributable to an office or fixed place of business located outside the United States. However, a determination by the Fund not to distribute long-term capital gains may reduce a foreign investor’s overall return from an investment in the Fund, since the Fund will incur a U.S. federal tax liability with respect to retained long-term capital gains, thereby reducing the amount of cash held by the Fund that is available for distribution, and the foreign investor may not be able to claim a credit or deduction with respect to such taxes. A foreign investor may be required to establish it is not a U.S. person in order to avoid backup withholding tax on payments that would not otherwise be subject to the 30% withholding tax described above. Backup withholding is not a separate tax and may be refunded to a foreign stockholder; however, a foreign stockholder would generally have to file a U.S. tax return to claim this refund.

If a foreign investor is a resident alien or if dividends or distributions from the Fund are effectively connected with a U.S. trade or business carried on by the foreign investor, dividends of net investment income, distributions of net short-term and long-term capital gains, amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. income tax at the rates applicable to U.S. persons and a foreign investor that is a corporation may also be subject to an additional 30% (or lower treaty rate) branch profits tax.

The tax consequences to a foreign stockholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Stockholders may be required to provide appropriate documentation to establish their entitlement to claim treaty benefits. Foreign investors are advised to consult their own tax advisers with respect to (a) whether their income from the Fund is or is not effectively connected with a United States trade or business carried on by them, (b) whether they may claim the benefits of an applicable tax treaty and (c) any other tax consequences to them of an investment in the Fund.

Notices.    Stockholders will be notified annually by the Fund as to the U.S. federal income tax status of the dividends, distributions and deemed distributions made by the Fund to its stockholders. Furthermore, stockholders will be sent, if appropriate, various written notices after the close of the Fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that were treated as having been paid) by the Fund to its stockholders during the preceding taxable year.

Chinese Taxes

There is very little guidance on the Chinese tax consequences of QFII transactions. Accordingly, the following is a general summary of the Chinese taxes that may be imposed on the Fund either directly or indirectly. The Chinese tax authorities may issue guidance on the tax consequences of QFII transactions at any time, possibly with retroactive effect; therefore, the Chinese tax consequences of QFII transactions may differ materially from those discussed below. In addition, before published guidance is issued and is well established in the administrative practice of the Chinese tax authorities, the practices of the Chinese tax authorities that collect Chinese taxes with respect to QFII transactions may differ from, or be applied in a manner inconsistent with, the practices with respect to the analogous investments described herein or any new guidance that may be issued.

Tax Ownership.    China has not issued guidance with respect to the tax ownership of securities held through a QFII quota for Chinese tax purposes. In addition, there is a general lack of guidance in the Chinese tax law with respect to the application of Chinese taxes in situations where legal title to assets are held by an intermediary on behalf of the beneficial owners of such assets. Based on current Chinese administrative practice, an intermediary that holds Chinese assets is generally treated as the taxpayer with respect to those assets for Chinese tax purposes notwithstanding the fact that such assets may be beneficially owned by another entity. It is thus expected that, although the Fund will be the beneficial legal owner of securities held through the QFII Quota, the Investment Adviser will be treated as the owner of such securities for Chinese tax purposes. In the event the Chinese tax authorities issue guidance with respect to the application of Chinese taxes in situations where legal title to assets are held by an intermediary on behalf of the beneficial owners of such assets, the expected treatment described above could change, possibly with retroactive effect.

Income Taxes.    Under the Income Tax Law of the People’s Republic of China Concerning Foreign Investment Enterprises and Foreign Enterprises, which took effect in China in 1991, the Fund’s income from dividends and profit distributions of companies from Chinese sources is generally subject to Chinese withholding tax at a rate of 20%, absent an applicable tax treaty. This withholding tax rate was reduced by subsequent notice from 20% to 10% for specified types of income recognized after January 1, 2000, including interest, absent an applicable tax treaty. Although, there is no direct guidance, the practice of the Chinese tax authorities suggests a 10% withholding tax rate has been accepted for capital gain income. Unless another exception applies, dividends and gains recognized by a foreign enterprise in connection with the holding or disposition of Chinese securities would generally be subject to a 10% withholding tax.

An additional notice issued on July 21, 1993 by the State Tax Bureau provides, inter alia, that dividends received by foreign investors in respect of their holdings of ‘‘B’’ shares issued by China companies will not be subject to income tax until a new tax law is promulgated. Any gains (whether of a capital or trading nature) realized by the Fund from the sale of any ‘‘B’’ shares are not currently subject to any income tax in China. However, pursuant to the same notice, if such gains were realized by the Fund through a permanent establishment or office in China, it will form part of the taxable profit of such permanent establishment or office, although losses realized will also be available to offset such gains. In view of this notice and the absence of any guidance regarding the taxation of QFII transactions, withholding agents for QFII accounts (such as the Sub-Custodian) have generally not withheld taxes on dividend payments on, or gains derived with respect to the sale of, A Shares. This practice of treating QFII investments in A Shares the same as other foreign enterprise investments in B Shares for tax purposes is not based on any published legal authority. There can be no assurance that the Chinese tax authorities will treat foreign enterprise investments in A Shares through an A-share Quota in the same manner as foreign enterprise investments in B Shares. In the event they do not, dividends and gains with respect to A Share investments would likely be subject to the 10% withholding tax described above, possibly with retroactive effect.

Business Taxes.    A Chinese business tax is imposed, generally at a rate of 5%, on the gross consideration received by a service provider of specified services and by a transferor with respect to the transfer of immovable property or intangible property. Certain qualifying financial institutions in China are subject to the business tax on interest and capital gains from securities based on special business tax rules that classify financial activities such as the buying, holding, and selling of securities as a service that is subject to the business tax. On December 1, 2005, the Ministry of Finance and State Administration of Taxations issued the QFII Business Tax Policy Circular, holding that QFIIs are not subject to the business tax with respect to gains derived from their securities trading activities. This circular did not address the business tax consequences of other income, such as interest, and further guidance may be required. There can be no assurance that business tax will not be imposed on the income-generating activities of the Investment Adviser that may be interpreted as not falling within the scope of the QFII Business Tax Policy Circular such as interest.

Other Taxes.    A Chinese stamp tax is generally imposed on the purchase and sale of shares of publicly-traded Chinese companies at a rate of 0.1% of the purchase/sales consideration. The Adviser will be subject to this tax on each trade it makes in a Chinese-listed security.

Treaty.    Foreign enterprises with no permanent establishment in China who are qualified residents in countries that have entered into double taxation treaties with China may be entitled to a reduction of or exemption from Chinese taxes imposed on the payment of dividends, interest, and the recognition of gains with respect to various Chinese investments. China currently has a double taxation treaty with the United States. Whether this treaty might be applicable to reduce or exempt the Chinese taxes described above will depend, in part, on whether China issues guidance with respect to the application of Chinese taxes in situations where legal title to assets are held by an intermediary on behalf of the beneficial owners of such assets. In addition, the application of the double taxation treaty with the United States depends in part on China’s application of the tax treaty residence qualification to different types of entities, which is another area of Chinese tax law that remains unsettled with little guidance from Chinese tax authorities.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

Hong Kong Taxes

Taxation of the Fund.    The Fund will be subject to Hong Kong profits tax if (i) it carries on business in Hong Kong and (ii) its profits are derived from a Hong Kong source. Capital gains (as opposed to trading profits) derived from the sale of shares or other securities of, and dividends received from, companies (wherever they are listed) are not subject to Hong Kong profits tax.

Trading profits derived from the sale of shares or other securities of companies which are listed on an exchange outside Hong Kong are not subject to Hong Kong profits tax.

The Fund will qualify for exemption from the Hong Kong profits tax under The Revenue (Profits Tax Exemption for Offshore Funds) Ordinance 2006 (the ‘‘Exemption Ordinance’’) if it (i) is not a Hong Kong resident; (ii) carries out ‘‘specified transactions’’ (which is very widely defined in the Exemption Ordinance) through or arranged by ‘‘specified persons’’ (i.e., mainly including registered authorized financial institutions or persons holding any of the types 1 to 9 licenses under the Securities and Futures Ordinance); and (iii) apart from those specified transactions and transactions incidental to them (as discussed below), does not carry on any other business in Hong Kong. Furthermore, other income from transactions carried out in Hong Kong by the Fund which are ‘‘incidental’’ to the carrying out of the ‘‘specified transactions’’ will also be exempt from Hong Kong profits tax provided such income does not exceed 5% of the trading receipts of the Fund from the exempt and incidental transactions in Hong Kong.

If the Fund converts to an open-end investment company, it may be necessary for it to apply for authorization under the Securities and Futures Ordinance of Hong Kong. If the current state of the law still prevails at that time, the Fund will upon receiving such authorization be exempt from Hong Kong profits tax on, amongst other things, its gains from trading in securities listed anywhere.

Taxation of Stockholders.    There is no tax in Hong Kong on capital gains arising from the sale by an investor of shares of the Fund. However, in the case of certain investors (principally, share traders, financial institutions and insurance companies carrying on business in Hong Kong), such gains may be considered to be part of the investor’s normal business profits and in such circumstances will be subject to Hong Kong profits tax at the current rate of 17.5% for corporations and up to a maximum of 16% for unincorporated businesses and individuals.

If the Fund is a tax-exempt offshore fund under the Exemption Ordinance, a Hong Kong resident stockholder who alone or with his associates (as defined in the Inland Revenue Ordinance of Hong Kong) (i) holds direct and/or indirect beneficial interest of 30% or more in the Fund; or (ii) holds any percentage of direct and/or indirect beneficial interest of the Fund (if the stockholder is ‘‘associated’’ with the Fund) will be deemed to have derived assessable profits in respect of the trading profits earned by the Fund from ‘‘specified transactions’’ and incidental transactions carried in Hong Kong. The stockholder will be subject to Hong Kong profits tax on a deemed basis. The amount of deemed profits is ascertained by taking into account the percentage of the stockholder’s interest in the Fund and the length of ownership.

Dividends which the Fund pays to its stockholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice.

No Hong Kong stamp duty will be payable in respect of transactions in the Fund’s common shares provided that the register of stockholders is maintained outside of Hong Kong.

Singapore Taxes

Taxation of the Fund.    Under Section 13C of the Singapore Income Tax Act and the regulations thereunder, specified income derived by a foreign investor from funds managed by any fund manager in Singapore in respect of designated investments shall be exempt from tax. The terms ‘‘specified income,’’ ‘‘foreign investor’’ and ‘‘designated investments’’ are defined under the Income Tax (Income from Funds Managed for Foreign Investors) Regulations 2003 (‘‘Section 13C Regulations’’). A foreign investor in relation to (a) an individual, means an individual who is neither a citizen of Singapore nor resident in Singapore and who is the beneficial owner of the funds managed by any fund manager in Singapore; (b) a company means a company not resident in Singapore where not more than 20% of its issued share capital is beneficially owned, directly or indirectly, by persons who are citizens of Singapore or resident in Singapore; and (c) a trust fund, means a trust fund where not more than 20% of the value of the fund is beneficially held, directly or indirectly, by persons who are not foreign investors referred to in (a) for individuals or (b) for companies. The exemption would not apply if the foreign investor (other than an individual):

(a)	has a permanent establishment in Singapore (other than a fund manager);

(b)	carries on a business in Singapore;

(c)	beneficially owns more than 20% of the issued share capital of any company incorporated in Singapore; or

(d)	has 20% or more of its issued share capital beneficially owned, directly or indirectly, by a company which falls within paragraph (a), (b) or (c).

As long as more than 80% of the investors for the Fund are foreign investors, i.e., individuals who are non-Singapore citizens or non-Singapore residents or companies who are non-Singapore residents, the Fund would be able to qualify as a foreign investor for the purposes of the Section 13C tax exemption. However, the 80% foreign investors ownership rule has to be maintained at all times in order for the Fund to continue to enjoy the tax exemption. Specified income derived from designated investments invested from funds managed by the Sub-Adviser, who is a fund manager in Singapore exempted from licensing to act as such under applicable Singapore laws and regulations, would therefore be exempt from Singapore income tax.

Designated investments include investments in stocks and shares denominated in any foreign currency of companies which are neither incorporated in Singapore or resident in Singapore. Where the Fund’s objective is to invest principally in shares of Chinese companies, such investments in companies that are listed on the Singapore Stock Exchange should fall within the definition of designated investments. Accordingly, the dividend income derived from the designated investments and gains from disposals of the designated investments would be exempt from Singapore tax.

Taxation of Stockholders.    There is currently no tax on capital gains arising from the sale of shares in the Fund by Singapore resident investors, unless the gains are regarded as being income in nature, in which case the gains would be subject to income tax. As the Fund is incorporated and resident outside Singapore, the dividends paid by the Fund would be foreign sourced dividends in the hands of Singapore resident investors. Singapore resident companies receiving dividends from the Fund may enjoy tax exemption provided certain prescribed conditions for foreign income exemption are met.

Singapore resident individuals receiving dividends from the Fund would not be subject to any income tax as foreign sourced personal income such as dividends has been exempt since January 1, 2004.

Tax Rates in Singapore.    The current corporate tax rate is 20%. In addition, exemption from tax would be granted on the first S$100,000 of chargeable income of the Fund, but this exemption does not apply to Singapore dividends received by the Fund.

Singapore resident individuals are taxed at progressive rates, currently ranging from 0% to 21%. Non-Singapore resident individuals are taxed at a fixed rate of 20%. The top individual marginal rate has been reduced to 20% but this has yet to be promulgated by law.

The tax discussion set forth above is a summary included for general information purposes only. In view of the individual nature of tax consequences, stockholders are advised to consult their own tax advisors with respect to the specific tax consequences to them of participation in the Fund, including the effect and applicability of state, local, foreign and other tax laws and the possible effect of changes in federal or other tax laws.

UNDERWRITER

Under the terms and subject to the conditions contained in the underwriting agreement dated the date of this prospectus, Morgan Stanley & Co. Incorporated has agreed to purchase, and the Fund has agreed to sell to Morgan Stanley & Co. Incorporated, the number of common shares indicated below.

Name	Number of Common Shares
Morgan Stanley & Co. Incorporated	12,201,371
Total	12,201,371

The underwriter is offering the common shares subject to its acceptance of the common shares from the Fund and subject to prior sale. The underwriting agreement provides that the obligations of the underwriter to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of legal matters by its counsel and to certain other conditions. The underwriter is obligated to take and pay for all of the common shares offered by this prospectus if any such common shares are taken. However, the underwriter is not required to take or pay for the common shares covered by the underwriter’s over-allotment option described below.

The underwriter initially proposes to offer part of the common shares directly to the public at the initial offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $0.60 a share under the initial offering price. The underwriter may allow, and such dealers may reallow, a concession not in excess of $0.10 a share to certain dealers. After the initial offering of the common shares, the offering price and other selling terms may from time to time be varied by the underwriter. The underwriting discounts and commissions (sales load) of $0.90 a share are equal to 4.5% of the initial offering price. Investors must pay for any common shares purchased on or before October 3, 2006.

The Fund has granted to the underwriter an option, exercisable for 45 days from the date of this prospectus, to purchase up to an aggregate of 915,102 common shares at the initial offering price per common share listed on the cover page of this prospectus, less underwriting discounts and commissions. The underwriter may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, the underwriter will become obligated, subject to limited conditions, to purchase the additional common shares. If the underwriter’s over-allotment option is exercised in full, the total price to public would be $262,329,460, the total underwriter’s discounts and commissions (sales load) would be $11,804,826, the estimated offering expenses would be $524,659 and the total proceeds to the Fund would be $249,999,975.

The following table summarizes the estimated expenses and compensation that the Fund will pay:

	Per Share		Total
	Without Over-allotment	With Over-allotment	Without Over-allotment	With Over-allotment
Expenses payable by the Fund	$0.04	$0.04	$488,055	$524,659
Underwriting discounts and commissions (sales load)	$0.90	$0.90	$10,981,234	$11,804,826

The fees described below under ‘‘—Additional Compensation to Be Paid by the Adviser to the Underwriter’’ are not reimbursable to the Adviser, and are therefore not reflected in expenses payable by the Fund in the table above.

Offering expenses paid by the Fund (other than underwriting discounts and commissions) will not exceed $0.04 per common share sold by the Fund in this offering. If the offering expenses referred to in the preceding sentence exceed this amount the Adviser will pay the excess. The aggregate offering expenses (excluding underwriting discounts and commissions) are estimated to be $600,000 in total, of which $488,055 will be borne by the Fund (or $524,659 if the underwriter exercises its over-allotment option in full).

The underwriter has informed the Fund that it does not intend sales to discretionary accounts to exceed five percent of the total number of common shares offered by the underwriter.

In order to meet requirements for the New York Stock Exchange, the underwriter has undertaken to sell lots of 100 or more shares to a minimum of 2,000 beneficial owners. The minimum investment requirement is 100 common shares ($2,000).

The Fund's common shares have been approved for listing on the New York Stock Exchange, subject to official notice of issuance, under the symbol ‘‘CAF.’’

The Fund has agreed that, without the prior written consent of Morgan Stanley & Co. Incorporated, it will not, during the period ending 180 days after the date of this prospectus:

•	offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares, or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares,

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise; or file any registration statement with the Securities and Exchange Commission relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares. This lock-up agreement will not apply to the common shares to be sold pursuant to the underwriting agreement or any common shares issued pursuant to the Fund's Dividend Reinvestment Plan.

In order to facilitate the offering of the common shares, the underwriter may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. The underwriter currently expects to sell more common shares than it is obligated to purchase under the underwriting agreement, creating a short position in the common shares for its own account. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the underwriter under the over-allotment option (exercisable for 45 days from the date of this prospectus). The underwriter can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of common shares to close out a covered short sale, the underwriter will consider, among other things, the open market price of the common shares compared to the price available under the over-allotment option. The underwriter may also sell common shares in excess of the over-allotment option, creating a naked short position. The underwriter must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the underwriter is concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in the offering. As an additional means of facilitating the offering, the underwriter may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriter may also reclaim selling concessions allowed to a dealer for distributing the common shares in the offering, if the underwriter repurchases previously distributed common shares in transactions to cover short positions or to stabilize the price of the common shares. Any of these activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The underwriter is not required to engage in these activities, and may end any of these activities at any time.

Prior to this offering, there has been no public or private market for the common shares or any other securities of the Fund. Consequently, the offering price for the common shares was determined by negotiation among the Fund, the Adviser and the underwriter. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the underwriter or that an active trading market in the common shares will develop and continue after this offering.

The Fund anticipates that the underwriter may from time to time act as a broker and dealer in connection with the execution of its portfolio transactions after it has ceased acting as an underwriter and, subject to certain restrictions, may act as such broker while it is acting as an underwriter.

Morgan Stanley & Co. Incorporated is an affiliate of the Adviser.

In connection with this offering, the underwriter or selected dealers may distribute prospectuses electronically.

The Fund, the Adviser and the underwriter have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933.

The address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036.

Additional Compensation to Be Paid by the Adviser to the Underwriter

In connection with this transaction, Morgan Stanley & Co. Incorporated will be paid a marketing and structuring fee by the Adviser (and not the Fund) equal to 1.25% of the aggregate price to the public of the common shares sold by Morgan Stanley & Co. Incorporated (including shares over-allotted by Morgan Stanley & Co. Incorporated regardless of whether the over-allotment option is exercised), and which will total $3,279,118. The marketing and structuring fee paid to Morgan Stanley & Co. Incorporated will not exceed 1.34% of the total price to the public of the common shares sold in this offering. In contrast to the underwriting discounts and commissions (earned under the underwriting agreement), this marketing and structuring fee will be earned by and paid to Morgan Stanley & Co. Incorporated by the Adviser for advice to the Adviser on the design and structuring of, and marketing assistance with respect to, the Fund and the distribution of its common shares.

The sum total of all compensation to the underwriter in connection with this public offering of common shares, including sales load and the fees described above, will not exceed 9% of the total price to the public of the common shares sold in this offering.

SELLING RESTRICTIONS

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of the common shares, or the possession, circulation or distribution of this prospectus or any other material relating to the Fund or the common shares in any jurisdiction where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with any applicable rules and regulations of any such country or jurisdiction.

The common shares offered pursuant to this prospectus are not being registered under the Securities Act of 1933 for the purpose of sales outside the United States.

Pursuant to the Investment Regulations, the Fund will refuse investment by any investor who it reasonably believes to be a resident of mainland China.

Hong Kong.    The underwriter has represented and agreed that (1) it has not offered or sold and will not offer or sell in Hong Kong, by means of any document, any common shares other than (a) to ‘‘professional investors’’ as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance; or (b) in other circumstances which do not result in the document being a ‘‘prospectus’’ as defined in the Companies Ordinance (Cap. 32) of Hong Kong or which do not constitute an offer to the public within the meaning of that Ordinance; and (2) it has not issued or had in its possession for the purposes of issue, and will not issue or have in its possession for the purposes of issue, whether in Hong Kong or elsewhere, any advertisement, invitation or document relating to the common shares, which is directed at, or the contents of which are likely to be accessed or read by, the public of Hong Kong (except if permitted to do so under the securities laws of Hong Kong) other than with respect to the common shares which are or are intended to be disposed of only to persons outside Hong Kong or only to ‘‘professional investors’’ as defined in the Securities and Futures Ordinance (Cap. 571) of Hong Kong and any rules made under that Ordinance.

European Economic Area.    In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a ‘‘Relevant Member State’’), an offer to the public of any common shares may not be made in that Relevant Member State, except that an offer to the public in that Relevant Member State of any common shares may be made at any time under the following exemptions under the Prospectus Directive, if they have been implemented in that Relevant Member State:

(a)	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)	to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)	to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of Morgan Stanley & Co. Incorporated for any such offer; or

(d)	in any other circumstances falling within Article 3(2) of the Prospectus Directive,

provided that no such offer of common shares shall result in a requirement for the publication by the Fund or the underwriter of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an ‘‘offer to the public’’ in relation to any of the common shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the common shares to be offered so as to enable an investor to decide to purchase or subscribe for the common shares, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State, and the expression ‘‘Prospectus Directive’’ means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

The European Economic Area selling restriction is in addition to any other selling restrictions set forth in this prospectus.

United Kingdom.    The offering is only being made to persons in the United Kingdom in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Financial Services and Markets Act 2000 (FSMA), and the underwriter has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) in circumstances in which section 21(1) of FSMA does not apply. Any investment or investment activity to which this document relates is available only to, and will be engaged in only with, investment professionals falling within Article 19(5) or high net worth entities falling within Article 49(2) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 or other persons to whom such investment or investment activity may lawfully be made available (together ‘‘relevant persons’’). Persons who are not relevant persons should not take any action on the basis of this document and should not act or rely on it.

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR

Computershare Shareholder Services, Inc. and Computershare Trust Company, N.A. (collectively, the ‘‘Transfer Agent’’) will act as the Fund’s dividend paying agent, transfer agent and the registrar for the Fund’s common shares. The principal address of the Transfer Agent is Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts 02021.

CUSTODIAN AND SUB-CUSTODIAN

JPMorgan Chase Bank, N.A. will serve as custodian for the Fund (the ‘‘Custodian’’). The Custodian will hold cash, securities, and other assets of the Fund as required by the Investment Company Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. The principal business address of the Custodian is 270 Park Avenue, New York, NY 10017. The Adviser will employ sub-custodians in each of the jurisdictions in which the Fund invests. HSBC will serve as the Fund’s sub-custodian in China. The principal business address of the sub-custodian is GPO Box 64, Hong Kong, 1 Queen's Road Central, Hong Kong SAR, China.

CODE OF ETHICS

The Fund’s Board of Directors approved a Code of Ethics under Rule 17j-1 of the Investment Company Act that covers the Fund. The Adviser is subject to a Code of Ethics under Rule 17j-1. Each Code of Ethics establishes policies and procedures for personal investing by employees and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund.

The Codes of Ethics may be viewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information about the Securities and Exchange Commission’s Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. The Codes of Ethics also may be available on the Edgar Database on the Securities and Exchange Commission’s Website, http://www.sec.gov, or be obtained, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing to: Securities and Exchange Commission’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549. This reference to the website does not incorporate the contents of the website into this prospectus.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board of Directors believes that the voting of proxies on securities to be held by the Fund is an important element of the overall investment process. As such, the Directors have delegated the responsibility to vote such proxies to Morgan Stanley Investment Management and its advisory affiliates (‘‘MSIM’’). The following is a summary of MSIM's Proxy Voting Policy (‘‘Proxy Policy’’).

MSIM will use its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Adviser has formed a Proxy Review Committee (‘‘Committee’’) comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee will meet monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that MSIM will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that MSIM will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. MSIM may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

The Proxy Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

•	Generally, routine proposals will be voted in support of management.

•	With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management’s nominees.

•	MSIM will vote in accordance with management’s recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

•	MSIM will vote against certain non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority stockholder votes to amend by-laws, indemnification of auditors, etc.) (notwithstanding management support).

•	MSIM will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.) which may have a substantive financial or best interest impact on an issuer.

•	MSIM will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual stockholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

•	MSIM will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional stockholders, etc.).

•	Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on stockholders.

While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent MSIM's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

Conflicts of Interest

If the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question.

Third Parties

To assist in its responsibility for voting proxies, MSIM may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as ‘‘Research Providers.’’ The services provided to MSIM by the Research Providers include in-depth research, global issuer analysis, and voting recommendations. While MSIM may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, Institutional Shareholder Services provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

Further Information

A copy of the Proxy Policy, as well as the Fund’s most recent proxy voting record to be filed with the Securities and Exchange Commission, will be available without charge on our web site at www.morganstanley.com. The Fund’s proxy voting record will also be available without charge on the Securities and Exchange Commission’s web site at www.sec.gov.

LEGAL MATTERS

With respect to matters of U.S. law, the validity of the common shares offered hereby will be passed on for the Fund by Clifford Chance US LLP, New York, NY. Certain legal matters will be passed on for the underwriter by Davis Polk & Wardwell, New York, NY. Clifford Chance US LLP and Davis Polk & Wardwell will rely, as to matters of Maryland law, on the opinion of Ballard Spahr Andrews & Ingersoll, LLP, Baltimore, MD. Clifford Chance US LLP will rely, as to matters of Chinese law, on the opinion of the TianYuan Law Firm, Beijing, China.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statement of assets and liabilities of the Fund as of September 13, 2006 included in this prospectus in reliance on the report of Ernst & Young LLP, the Fund’s independent registered public accounting firm, is given on the authority of that firm, as experts in accounting and auditing. The principal address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts 02116.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Exchange Act and the Investment Company Act and in accordance therewith is required to file reports, proxy statements and other information with the Securities and Exchange Commission. Any such reports and other information, including the Fund’s Code of Ethics, can be inspected and copied at the Securities and Exchange Commission’s Public Reference Room, Washington, D.C. 20549-0102. Information on the operation of such public reference facilities may be obtained by calling the Securities and Exchange Commission at (202) 551-8090. Copies of such materials can be obtained from the Securities and Exchange Commission’s Public Reference Room, at prescribed rates, or by electronic request at publicinfo@sec.gov. The Securities and Exchange Commission maintains a website at www.sec.gov containing reports and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

Additional information regarding the Fund is contained in the Registration Statement on Form N-2, including amendments, exhibits and schedules thereto, relating to such shares filed by the Fund with the Securities and Exchange Commission in Washington, D.C. This prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Registration Statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Securities and Exchange Commission’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of

Morgan Stanley China A Share Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley China A Share Fund, Inc. (the ‘‘Fund’’) as of September 13, 2006. This statement of assets and liabilities is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities, assessing the accounting principles used and significant estimates made by management, and evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Morgan Stanley China A Share Fund, Inc. at September 13, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Boston, Massachusetts

September 14, 2006

MORGAN STANLEY CHINA A SHARE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 13, 2006

Assets:
Cash	$100,000
Deferred offering costs	488,055
Total assets	$588,055
Liabilities:
Payable for deferred offering costs	$488,055
Net Assets applicable to 5,236 shares of $0.01 par value common shares outstanding	100,000
Net asset value per common share outstanding, $100,000/5,236 shares outstanding	$19.10
Offering price per common share outstanding, (100/95.5 of $19.10)	20.00

Notes to Statement of Assets and Liabilities

Note 1.    Organization

The Morgan Stanley China A Share Fund, Inc. (the ‘‘Fund’’) was incorporated in Maryland on July 6, 2006, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’). The Fund's investment objective is to seek capital growth, primarily through investments in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock. The Fund has had no operations to date other than matters relating to its organization and registration and the sale and issuance to Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’), of 5,236 shares of common stock at an aggregate purchase price of $100,000 on September 13, 2006.

The Adviser, on behalf of the Fund, will incur all of the Fund’s organizational costs, estimated at $11,000. The Adviser also has agreed to pay the amount by which the offering costs of the Fund (other than the sales load) exceed $0.04 per share of the Fund’s common shares. The aggregate offering expenses (other than the sales load) currently are estimated to be $600,000 (including amounts to be paid by the Adviser). Offering costs borne by the Fund, currently estimated at $488,055, will result in a reduction of capital of the Fund attributable to common shares at the time of issuance of common shares.

Note 2.    Accounting Policies

Use of Estimates & Indemnifications.    The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Federal Income Tax.    The Fund intends to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Note 3.    Agreements

Investment Advisory and Management Agreements.    Morgan Stanley Investment Management Inc. (the ‘‘Adviser’’ or ‘‘MS Investment Management’’) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the ‘‘Agreement’’). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.50% of the Fund's average weekly net assets.

Morgan Stanley Investment Management Company provides sub-advisory services to the Fund under the terms of a Sub-Advisory Agreement with the Adviser.

Administration Agreement.    The Adviser also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average daily net assets.

Under a sub-administration agreement between the Administrator and J.P. Morgan Investor Services Co. (‘‘JPMIS’’), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. An employee of JPMIS is an officer of the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

Custodian Agreement.    JPMorgan Chase Bank, N.A., (the ‘‘Custodian’’) and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

APPENDIX A

The information set forth in this Appendix A has been extracted from various government, multi-national institutions and stock exchanges. The Fund, its Board of Directors and the Adviser make no representation as to the accuracy of the information, nor has the Fund or its Board of Directors attempted to verify the statistical information presented in this Appendix A. Furthermore, no representation is made that any correlation exists between China or its economy in general and the performance of the Fund.

GEOGRAPHIC, POLITICAL AND ECONOMIC DEVELOPMENTS IN
THE PEOPLE’S REPUBLIC OF CHINA

Introduction

The People’s Republic of China, or China, is located in Eastern Asia and borders North Korea and Vietnam. The total area of the country is approximately 9,596,960 square kilometers or slightly smaller than the United States. Currently, the population of China is estimated to be about 1,313,973,713. 91 percent of the population is Han Chinese, while the remaining population is Zhuang, Uygur, Hui, Yi, Tibetan, Miao, Manchu, Mongol, Buyi, Korean or other nationalities.

Politics and Foreign Relations

China is a socialist state which since 1949 has been, and is expected to continue to be, controlled by the Communist Party of China and its present reforms, policies and regulatory climate may change without advance notice.

In 2003, Hu Jintao was elected President to serve for a five year term and Wen Jiabao was nominated as Premier by President Hu Jintao. The State Council is appointed by the National People’s Congress. China has a unicameral Congress called the National People's Congress or Quanguo Renmin Daibiao Dahui. The National People’s Congress has 2,985 members who are elected by municipal, regional, and provincial people's congresses to serve five-year terms. China is made up of 23 provinces including Taiwan, five autonomous regions and four municipalities.

The Chinese Communist Party is the main political party in addition to eight smaller parties that are controlled by the Chinese Communist Party. The Chinese Communist Party is not opposed by any political group, although it has identified subversive groups.

The Judicial Branch consists of the Supreme People's Court, Local Peoples Courts and Special Peoples Courts. The judges of the Supreme People’s Court are appointed by the National People’s Congress. The Local Peoples Court consists of higher, mid level and local courts while the Special Peoples Courts consists primarily of military, maritime and railway transport courts. The Chinese legal system is based on a civil law system influenced by the Soviet and continental legal principles.

Economic System

Economic Structure.    While China’s economy has historically been a planned economy, since 1978 it has been transitioning to a more market-oriented economy. Government reforms have included phasing out of collectivized agriculture, liberalization of prices and state owned enterprises, creation of stock markets, and the opening of trade and investment to foreigners. Currently, these economic reform measures adopted by the Chinese government have had a positive effect on the economic development of China and have contributed to the tenfold increase in GDP since 1978. The Chinese government exercises significant control over China’s economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies. Recently, the Chinese government implemented a number of measures, such as placing additional limitations on the ability of commercial banks to make loans by raising bank reserves against deposit rates.

Recent Economic Performance.    Beginning in 2004, the Chinese government commenced the implementation of a number of measures to control inflation in China, which include the tightening of the money supply, the raising of interest rates and more stringent controls over certain industries.

The real GDP growth rate in the first quarter of 2006 was 10.2% year-on-year up from 9.9% for the fourth quarter and 2005 year as a whole. Growth in the first quarter of 2006 exceeded the forecast of 9.1% growth for that quarter due to stronger than expected net exports. Exports have been driven by increases in structural capacity. As exports have increased, China has retained favorable terms of trade and export prices. Domestic consumption has also remained steady as real per capita living expenditure of urban households rose 10% year-on-year in the first two months of 2006.

In addition, large Foreign Direct Investment (‘‘FDI’’) and non-FDI inflows have contributed to a large surplus in the overall balance of payments. Foreign exchange reserves have increased from US$819 billion to US $875 billion in the first quarter of 2006. Excess exchange reserves have created pressure on the Chinese government to appreciate the Yuan. In response to China’s large trade surplus, the United States has invoked dialogue with the country under the 1988 Omnibus Trade Act on currency manipulation and is considering a 27.5 percent tariff on all US imports from China. China has been a member of the World Trade Organisation (‘‘WTO’’) since 2001, and such a tariff would likely be found to violate the WTO. However, the tariff could have negative consequences until the WTO settled a dispute arising from such a tariff.

According to the World Bank ‘‘China Quarterly Update,’’ the outlook for 2006 is favorable due to strong net exports and domestic demand as well as expected growth due to credit expansion in the first quarter. International commodity prices have increased due to growth worldwide and in China, although price increases will be smaller than in 2005. Risks remain as large current account surpluses and deficits create global imbalances. Source: (http://www.worldbank.org.cn/english/content/cqu05-06.pdf)

China: Key Economic Indicators

	2001	2002	2003	2004	2005	2006/p	2007/p	2005				2005		2006
	Year	Year	Year	Year	Year	Year		Q1	Q2	Q3	Q4	Nov	Dec	Jan	Feb
Output, Employment and Prices
GDP ( % change previous year)	8.3	9.1	10.0	10.1	9.9	9.2	8.5	9.9	10.0	9.9	9.9	—	—	—	—
Industrial production index (value-added)	8.7	10.0	12.8	11.5	11.4	10.5	9.5	16.2	16.6	16.1	16.7	16.6	16.5	16.2	—
Unemployment rate (%) /1	3.6	4.0	4.3	4.2	4.2	4.4			—	—	—	—	—	—
Real wage growth	15.2	15.5	12.0	10.5	—	—	—	12.1	11.5	12.1	—	—	—	—	—
Consumer price index (% change, previous year)	0.7	−0.8	1.2	3.9	1.8	1.8	1.6	2.8	1.7	1.3	1.4	1.3	1.6	1.9	0.9
Public Sector
Government balance (% GDP)	−3.1	−3.4	−2.5	−1.7	−1.2	−1.1	—	—	—	—	—	—	—	—	—
Domestic public sector debt (% GDP)/7	19.4	21.2	22.4	20.9	19.2	18.1	—	—	—	—	—	—	—	—	—
Foreign Trade, BOP and External Debt
Trade balance ($US billion)	22.5	30.4	25.6	32.0	101.9	133.0	142.0	16.5	23.1	28.8	33.6	10.4	11.1	9.5	2.5
Exports of goods ($US billion)	266.1	325.6	438.4	593.4	762.0	897.0	989.0	155.9	186.5	204.1	215.6	72.1	75.4	65	54.15
(% change, previous year)/2	7.2	22.4	34.6	35.4	28.4	17.7	10.2	34.7	31.0	29.1	21.7	18.4	18.3	28.1	22.3
Key export (% change, previous year) /3	10.0	23.9	35.9	37.0	29.0	18.6	10.7	34.7	31.4	29.5	22.8	19.2	19.1	29.7	—
Imports of goods ($US billion)	243.6	295.2	412.8	561.4	660.1	764.0	847.0	139.4	163.4	175.3	182	61.7	64.3	55.5	51.7
(% change, previous year)/2	8.2	21.2	39.8	36.1	17.6	15.8	10.8	12.3	16.1	19.1	22.1	20.9	22.3	25.4	29.6
Current account balance ($US billion)	17.4	35.4	45.9	68.7	129.1	148.8	143.1	—	—	—	—	—	—	—	—
(% GDP)	1.3	2.4	2.8	3.6	5.6	5.6	4.7	—	—	—	—	—	—	—	—
Foreign direct investment (US$ billion)/4	46.9	52.7	53.5	60.6	53.0	55.0	55.0	13.4	15.2	14.6	—	—	—	—	—
Total external debt ($US billion)	170.1	168.3	193.3	228.8	—	—	—	—	—	—	—	—	—	—	—
(% GDP)	14.5	13.3	11.8	11.8	—	—	—	—	—	—	—	—	—	—	—
Short-term debt ($US billion)	41.6	47.9	73.0	96.9	—	—	—	—	—	—	—	—	—	—	—
Debt service ratio (% exports of g&s)	8.1	8.4	7.6	3.6	3.0	2.4	—	—	—	—	—	—	—	—	—
Reserves, including gold ($US billion)	216.3	292.0	409.2	615.5	820.6	1046.5	1257.6	664.2	—	—	—	—	—	—	—
(months of imports of goods and services)	9.4	10.5	10.6	12.0	13.0	13.6	14.0	13.8	14.3	14.8	—	—	—	—	—
Total reserves excl. gold ($US billion)	215.6	291.1	408.2	614.5	818.9	1044.7	1255.9	663.2	715.0	772.3	—	—	—	—	—

	2001	2002	2003	2004	2005	2006/p	2007/p	2005				2005		2006
	Year	Year	Year	Year	Year	Year		Q1	Q2	Q3	Q4	Nov	Dec	Jan	Feb
Financial Markets
Domestic credit (% change, previous year, nominal)	13.6	29.3	19.6	9.2	11.5	11.4	—	8.8	10.2	11.4	10.7	11.5	10.7	—	—
Short-term interest rate (less than 20 days)/5	3.2	2.7	2.7	3.3	3.3	—	—	3.3	3.3	3.3	3.3	3.3	3.3	3.3	3.3
Exchange rate (end-period)	8.3	8.3	8.3	8.3	8.1	7.9	—	8.3	8.3	8.1	8.1	8.1	8.1	8.1	8.0
Real effective exchange rate ( + = appn) 2000=100	104.3	102.6	96.7	95.0	90.3	88.4	—	92.5	94.0	97.5	—	99.72	—	—	—
(% change, previous year)	4.3	−1.6	−5.8	−1.8	—	—	—	−1.2	−2.4	1.0	—	—	—	—	—
Stock market index (Dec. 19, 1990=100), close/6	1870.4	1358.6	1154.0	871.8	787.0	—	—	886.0	787.0	787.0	—	—	—	—	—
Memo: GDP (US$ billion)	1324.8	1453.8	1641.0	1931.7	2305.4	2657.1	3044.7	458.4	507.5	553.0	710.3	—	—	—	—

Source: World Bank Key Indicators.

p = projection

1/	Official unemployment only, not including laid-off workers

2/	Nominal growth rate

3/	Manufactured exports

4/	Gross FDI

5/	Central Bank loans to financial institutions

6/	Shanghai Stock Exchange High Comprehensive Index (A-share, Dec. 19, 1990 = 100)

7/	Includes treasury bond, policy financial bond and other financial bond (end-period outstanding)

Inflation.

	1997	1998	1999	2000	2001	2002	2003	2004	2005
Consumer Price Index	2.8	−0.8	−1.4	0.4	0.7	−0.8	1.2	3.9	1.8

Source: USCBC.

Exchange Rates

The Chinese currency, the renminbi, is convertible. China utilizes a managed floating exchange rate regime with reference to a basket of currencies. The renminbi is allowed to float within a 3% band around the central parity published by the People’s Bank of China. The table below shows annual average currency conversion rates for renminbi (‘‘RMB’’) from 2000-2004.

	2000	2001	2002	2003	2004
	(RMB per unit of currency)
US($)	8.3	8.3	8.3	8.3	8.3
HK($)	1.1	1.1	1.1	1.1	1.1
100(¥)	7.7	6.8	6.6	7.1	7.7

Source: NBS, China Statistical Yearbook 2005.

As of December 1, 1996, the RMB is fully convertible under the current account in accordance with Article 8 of the Agreement on International Currencies and Funds.

Markets for Chinese Securities

The following table sets out the size of the Shanghai and Shenzhen Stock Exchanges as well as the Hong Kong Stock Exchange, Hong Kong Growth Enterprise Market and Hong Kong listed H-shares at December 31, 2005:

	No. of Listed Companies	No. of New Listings in 2005	Market Cap
China			(RMB 100mm)
Shanghai Stock Exchange	834	3	23,096.13
Shenzhen Stock Exchange	544	8	9,334.1496
Hong Kong			(HK$bn)
Hong Kong Stock Exchange	934	57	8,113
Hong Kong Growth Enterprise Market	201	10	67
Hong Kong listed H-Shares	120	11	1,286.9

Source: CEIC, Hong Kong Exchanges and Clearing Limited, China Securities Regulatory Commission, Hong Kong Exchange, Shanghai and Shenzhen Stock Exchanges.

The following table sets out the yearly closing value of indices for the A-share, B-share and H-share markets as well as the Hong Kong Stock Exchange for the last ten years.

Date	China A-Share	China B-Share	Hong Kong Stock Exchange	Hong Kong Listed H-Share
December 31, 2005	17190.73	147.14	14876.43	5330.34
December 31, 2004	7473.13	270.81	14230.14	4741.32
December 31, 2003	15555.11	573.74	12575.74	5020.18
December 31, 2002	8876.33	132.12	9321.29	1990.44
December 31, 2001	8248.58	757.41	11397.21	1757.75
December 31, 2000	17684.30	656.53	15095.53	1324.13
December 31, 1999	4769.11	42.00	16962.10	1972.60
December 31, 1998	3158.69	12.63	10048.58	1729.47
December 31, 1997	7740.52	58.87	10722.76	3139.48
December 31, 1996	11011.74	343.55	13451.45	4257.89
December 31, 1995	546.46	9.76	10073.39	3287.68

Source: Bloomberg

Background and Development

Currently, there are two stock exchanges in mainland China, the Shanghai and Shenzhen Stock Exchanges, and there is one stock exchange in Hong Kong. The Shanghai and Shenzhen Stock Exchanges are supervised by the China Securities Regulatory Commission and are highly automated with trading and settlement executed electronically. The securities markets in mainland China are substantially smaller, less liquid and more volatile than the major securities markets in the United States. In comparison to the Chinese securities markets, the securities markets in Hong Kong are relatively well developed and active.

The Shanghai Securities Exchange commenced trading on December 19, 1990, the Shenzhen Stock Exchange commenced trading on July 3, 1991, and the Hong Kong Stock Exchange commenced trading on April 2, 1986. The mainland stock exchanges divide listed shares into two classes: A-shares and B-shares.

A-shares are traded in renminbi on the Shenzhen and Shanghai Stock Exchanges. A-shares are issued by companies incorporated in mainland China. A-shares may only be purchased by domestic investors and Qualified Foreign Institutional Investors or QFIIs. QFIIs are large investment houses that must conform to strict requirements in order to qualify for the QFII status. For example, QFIIs must hold funds for a minimum of one year before they may be repatriated.

B-shares are traded in foreign currency on the Shenzhen and Shanghai Stock Exchanges. B-shares are issued by companies incorporated in mainland China. B-shares were intended to be available only to foreign investors or foreign institutions. However, since February 2001, B-shares have been available to domestic investors who trade through legal foreign currency accounts.

A-shares represent a common stock ownership interest in the issuer and are traded on the Shanghai and Shenzhen Stock Exchanges in Chinese currency. All repatriations of gains and income on A-shares require the approval of SAFE and principal invested pursuant to the A-share Quota may not be repatriated for at least three years. B-shares are traded on the Shenzhen and Shanghai Stock Exchanges in Hong Kong dollars and U.S. dollars, respectively.

H-shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. H-shares are issued by companies incorporated in mainland China but must meet Hong Kong’s listing and disclosure requirements in order to be listed on the Hong Kong Stock Exchange. H-shares may be traded by foreigners and domestic residents alike and are often the vehicle for extending a Chinese privatization to foreign investors. Chinese companies may list both A-shares and H-shares, but pricing may be inconsistent because they are not traded in the same currency and are not fungible.

Red Chips shares are traded in Hong Kong dollars on the Hong Kong Stock Exchange. Red Chip companies are incorporated in Hong Kong, but often have a majority of their business interest in mainland China. Red Chips also may be traded by foreigners and domestic residents alike.

As of December 31, 2005, there were 824 A-share companies listed on the Shanghai Stock Exchange and the market capitalization of the Shanghai A-share markets was RMB 2,286 billion. As of December 31, 2005, there were 531 listed A-share companies on the Shenzhen Stock Exchange and the market capitalization of the Shenzhen A-share markets was RMB895 billion. As of December 31, 2005, there were 934 companies and 2,448 securities listed on the Stock Exchange of Hong Kong Ltd. with aggregate market capitalization of approximately approximately HK$8,113 billion), making it one of the largest stock markets in Asia. In 2005, average daily turnover on the Hong Kong Stock Exchange was approximately HK$18.3 billion).

Following China’s accession to the World Trade Organization (‘‘WTO’’) on December 11, 2001, China has opened the securities industry to foreign investors under its WTO commitment. The Rules on Establishment of Securities Companies with Equity Participation of Foreign Investors and the Rules on Establishment of Fund Management Companies with Equity Participation of Foreign Investors were promulgated in June 2002 (the latter set of rules was replaced by the Administrative Measures on Securities Investment Fund Management Companies in October 2004).

In November 2002, the Interim Measures for the Administration of Securities Investment by Qualified Foreign Institutional Investors in China (the ‘‘Interim Measures’’) were promulgated, which allows foreign investors to participate in the A-share market through QFIIs. In September 2006, these Interim Measures were superceded by the Measures of the Administration of Securities Investment by QFIIs in China. By mid April 2006, establishment of a total of four securities companies with equity participation of foreign investors have been approved; 20 fund management companies with equity participation of foreign investors have commenced business and as of the end of July 2006, 45 QFIIs have been granted investment quotas of a total of approximately US$7.495 billion.

In 2005, the China Securities Commission launched a trial program to sell formerly non-tradable shares. The program has been expanded and by 2006 all listed companies are expected to sell their shares on the markets ending the split share system. As of April 2006, companies accounting for 70% of the market capitalization had either begun or completed the reform. At the start of the reform, investors were concerned that the market would not be able to absorb the additional stock therefore pushing down all share prices. However, demand for shares has remained high and investors are optimistic that full tradability will increase the accountability and quality of firms.

Regulation

The State Council Securities Committee (SCSC) and the China Securities Regulatory Commission (CSRC) were established in 1992 and are authorized to regulate the Chinese securities markets including the Shanghai, Shenzhen, and Hong Kong stock exchanges. The SCSC is made up of officials from various government ministries related to securities issuance and trading. Its purpose is to coordinate the ministries that issue securities, formulate policies and guidelines with respect to the securities markets, and promulgate rules and regulations governing the securities markets. The CSRC acts as the SCSC’s executive arm and implements the Measures for Administration of Securities Exchanges, which the SCSC enacted in 1996 after lack of detail in the original Provisional Measures Governing Stock Exchanges caused several scandals in the securities markets. In 1998, the State Council revoked the SCSC, and the CSRC took the role of and replaced the SCSC as the sole securities regulatory body in China.

In general, the CSRC implements the previous administrative functions of the SCSC and governs the Chinese securities markets, a task historically left to the local governments. The CSRC nominates the chairman and vice chairman of the board of trustees of the securities exchanges, as well as the general manager and deputy general manager of the securities exchanges in consultation with the local governments. The CSRC also controls the daily operations of the exchanges, including any suspension on trading. In addition, the CSRC approves issuance of stock on the securities exchanges using a merit-based system after initial approval by a local government body.

Morgan Stanley China A Share Fund, Inc.